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IDS Life Flexible Portfolio Annuity

Prospectus
Feb. 12, 1996

The Flexible Portfolio Annuity is an individual deferred fixed/variable annuity contract offered by IDS Life Insurance Company (IDS Life), a subsidiary of American Express Financial Corporation. Purchase payments may be allocated among different accounts, providing variable and/or fixed returns and payouts. The annuity is available for qualified and nonqualified retirement plans.

IDS Life Variable Account 10

Sold by: IDS Life Insurance Company, IDS Tower 10, Minneapolis, MN 55440-0010, Telephone: 612-671-3131.

THIS PROSPECTUS CONTAINS THE INFORMATION ABOUT THE VARIABLE ACCOUNT THAT YOU SHOULD KNOW BEFORE INVESTING. Refer to "The variable account" in this prospectus.

THE PROSPECTUS IS ACCOMPANIED OR PRECEDED BY THE FOLLOWING
PROSPECTUSES: THE RETIREMENT ANNUITY MUTUAL FUND PROSPECTUS (DESCRIBING IDS LIFE AGGRESSIVE GROWTH FUND, IDS LIFE INTERNATIONAL EQUITY FUND, IDS LIFE CAPITAL RESOURCE FUND, IDS LIFE MANAGED FUND, INC., IDS LIFE SPECIAL INCOME FUND, INC. AND IDS LIFE MONEYSHARE FUND, INC.); AIM VARIABLE INSURANCE FUNDS, INC. PROSPECTUS (DESCRIBING AIM V.I. GROWTH AND INCOME FUND); THE PUTNAM CAPITAL MANAGER TRUST (DESCRIBING PCM NEW OPPORTUNITIES FUND); THE TEMPLETON VARIABLE PRODUCTS SERIES FUND (DESCRIBING TEMPLETON DEVELOPING MARKETS FUND) AND WARBURG PINCUS TRUST (DESCRIBING WARBURG PINCUS TRUST SMALL COMPANY GROWTH PORTFOLIO). PLEASE KEEP THESE PROSPECTUSES FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IDS LIFE IS NOT A FINANCIAL INSTITUTION, AND THE SECURITIES IT OFFERS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY FINANCIAL INSTITUTION NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN THIS ANNUITY INVOLVE INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI) dated Feb. 12, 1996 (incorporated by reference into this prospectus) has been filed with the Securities and Exchange Commission (SEC), and is available without charge by contacting IDS Life at the telephone number above or by completing and sending the order form on the last page of this prospectus. The table of contents of the SAI is on the last page of this prospectus.

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                    Table of contents

Key Terms.......................................................
The Flexible Portfolio Annuity in brief.........................
Expense summary.................................................
Financial statements............................................
Performance information.........................................
The variable account............................................
The funds.......................................................
     IDS Life Aggressive Growth Fund............................
     IDS Life International Equity Fund.........................
     IDS Life Capital Resource Fund.............................
     IDS Life Managed Fund......................................
     IDS Life Special Income Fund...............................
     IDS Life Moneyshare Fund...................................
     AIM V.I. Growth and Income Fund............................
     PCM New Opportunities Fund.................................
     Templeton Developing Markets Fund..........................
     Warburg Pincus Trust Small Company Growth Portfolio.......
The fixed account...............................................
Buying your annuity.............................................
     The retirement date........................................
     Beneficiary................................................
     How to make purchase payments..............................
Charges.........................................................
     Contract administrative charge.............................
     Mortality and expense risk fee.............................
     Surrender charge...........................................
     Waiver of surrender charges................................
     Premium taxes..............................................
Valuing your investment.........................................
     Number of units............................................
     Accumulation unit value....................................
     Net investment factor......................................
     Factors that affect variable subaccount
     accumulation units.........................................
Making the most of your annuity.................................
     Automated dollar-cost averaging............................
     Transferring money between subaccounts.....................
     Transfer policies..........................................
     How to request a transfer or a surrender..............
Surrendering your contract......................................
     Surrender policies.........................................
     Receiving payment when you request a surrender.............
TSA special surrender provisions................................
Changing ownership..............................................
Benefits in case of death.......................................
The annuity payout period.......................................
     Annuity payout plans.......................................
     Death after annuity payouts begin..........................
Taxes...........................................................
Voting rights...................................................
Substitution of investments.....................................
Distribution of the contracts...................................
About IDS Life .................................................
Regular and special reports.....................................
Table of contents of the Statement of Additional Information....
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Key terms

These terms can help you understand details about your annuity.

Annuity - A contract purchased from an insurance company that offers tax-deferred growth of the investment until earnings are withdrawn, and that can be tailored to meet the specific needs of the individual during retirement.

Accumulation unit - A measure of the value of each variable subaccount before annuity payouts begin.

Annuitant - The person on whose life or life expectancy the annuity payouts are based.

Annuity payouts - An amount paid at regular intervals under one of several plans available to the owner and/or any other payee. This amount may be paid on a variable or fixed basis or a combination of both.

Annuity unit - A measure of the value of each variable subaccount used to calculate the annuity payouts you receive.

Beneficiary - The person designated to receive annuity benefits in case of the owner's or annuitant's death.

Close of business - When the New York Stock Exchange (NYSE) closes, normally 3 p.m. Central time.

Code - Internal Revenue Code of 1986, as amended.

Contract value - The total value of your annuity before any applicable surrender charge and any contract administrative charge have been deducted.

Contract year - A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account - An account to which you may allocate purchase payments. Amounts allocated to this account earn interest at rates that are declared periodically by IDS Life.

IDS Life - In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

Mutual funds (funds) - Mutual funds or portfolios, each with a different investment objective. (See "The funds.") You may allocate your purchase payments into variable subaccounts investing in shares of any or all of these funds.

Owner (you, your) - The person who controls the annuity (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the annuity's benefits.
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Purchase payments - Payments made to IDS Life for an annuity.

Qualified annuity - An annuity purchased for a retirement plan that is subject to applicable federal law and any rules of the plan itself. These plans include:

o  Individual Retirement Annuities (IRAs)
o  Simplified Employee Pension Plans (SEPs)
o  Section 401(k) plans
o  Custodial and trusteed pension and profit-sharing plans
o  Tax-Sheltered Annuities (TSAs)
o  Section 457 plans.

All other annuities are considered nonqualified annuities.

Retirement date - The date when annuity payouts are scheduled to begin. This date is first established when you start your contract. You can change it in the future.

Surrender charge - A deferred sales charge that may be applied if you surrender your annuity before the retirement date.

Surrender value - The amount you are entitled to receive if you surrender your annuity. It is the contract value minus any applicable surrender charge and contract administrative charge.

Valuation date - Any normal business day, Monday through Friday, that the NYSE is open. The value of each variable subaccount is calculated at the close of business on each valuation date.

Variable account - An account consisting of separate subaccounts to which you may allocate purchase payments; each invests in shares of one mutual fund. (See "The variable account.") The value of your investment in each variable subaccount changes with the performance of the particular fund.

The Flexible Portfolio Annuity in brief

Purpose: The Flexible Portfolio Annuity is designed to allow you to build up funds for retirement. You do this by making one or more investments (purchase payments) that may earn returns that increase the value of the annuity. Beginning at a specified future date (the retirement date), the annuity provides lifetime or other forms of payouts to you or to anyone you designate.

Ten-day free look: You may return your annuity to your financial advisor or our Minneapolis office within 10 days after it is delivered to you and receive a full refund of the contract value. No charges will be deducted. However, you bear the investment risk from the time of purchase until return of the contract; the refund amount may be more or less than the payment you made. (Exception: if the law so requires, all of your purchase payment will be refunded.)

Accounts:  You may allocate your purchase payments among any or all of:
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o    variable subaccounts, each of which invests in a mutual fund with a particular investment objective. The value of each variable subaccount varies with the performance of the particular fund. We cannot guarantee that the value at the retirement date will equal or exceed the total of purchase payments allocated to the variable subaccounts. (p.14)

o one fixed account, which earns interest at rates that are adjusted periodically by IDS Life. (p.19)

Buying your annuity: Your financial advisor will help you complete and submit an application. Applications are subject to acceptance at our Minneapolis office. You may buy a nonqualified annuity or a qualified annuity including an IRA. Payment may be made either in a lump sum or installments:

o Minimum initial purchase payment - $2,000 ($1,000 for qualified annuities) unless you pay in installments by means of a bank authorization or under a group billing arrangement such as a payroll deduction.
o  Minimum additional purchase payment - $50.
o Minimum installment payment - $50 monthly; $23.08 biweekly (scheduled payment plan billing).
o Maximum first-year payment(s) - $50,000 to $1,000,000 depending on your age.
o Maximum payment for each subsequent year - $50,000 to $100,000 depending upon your age. (p.20)

Transfers: Subject to certain restrictions you may redistribute your money among accounts without charge at any time until annuity payouts begin, and once per contract year among the variable subaccounts thereafter. You may establish automated transfers among the fixed account and variable subaccount(s). (p.31)

Surrenders: You may surrender all or part of your contract value at any time before the retirement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and tax penalties and may have other tax consequences; also, certain restrictions apply. (p.35)

Changing ownership: You may change ownership of a nonqualified annuity by written instruction, however, such changes of nonqualified annuities may have federal income tax consequences.
Certain restrictions apply concerning change of ownership of a qualified annuity. (p.38)

Benefits in case of death: If you or the annuitant dies before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p.39)

Annuity payouts: The contract value of your investment can be applied to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as they are needed. If you purchased a qualified annuity, the payout schedule must meet the requirements of the qualified plan. Payouts may be made on a fixed or variable
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PAGE 6
basis, or both. Total monthly payouts may include amounts from each variable subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five variable subaccounts at any one time unless we agree otherwise. (p.41)

Taxes: Generally, your annuity grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will still be taxed on the income if you are the owner. (p.44)

Charges: Your Flexible Portfolio Annuity is subject to a $30 annual contract administrative charge, a 1.25% mortality and expense risk charge, a surrender charge, and any applicable premium taxes that may be imposed by state or local governments and deducted as applicable either from your purchase payments or upon total withdrawal or when annuity payouts begin. (p.24)

Expense summary

The purpose of this summary is to help you understand the various costs and expenses associated with your annuity.

You pay no sales charge when you purchase the annuity. All costs that you bear directly or indirectly for the variable subaccounts and underlying mutual funds are shown below. Some expenses may vary as explained under "Contract charges."

Direct charges. These are deducted directly from the contract value. They include:

Surrender charge: You may pay surrender charges on any surrender within the first eight contract years. The surrender charge starts at 7% of any purchase payments surrendered during the first three contract years, then declines by 1% per year from 6% in the fourth year to 2% in the eighth year. No charge applies after 8 contract years. Contract earnings may be surrendered without charge at any time.

Annual contract administrative charge: $30, waived when contract value, or total purchase payments (less any payments surrendered) equals or exceeds $25,000 on your contract anniversary.

Indirect charges. The variable account pays these expenses out of its assets. They are reflected in the variable subaccount's daily accumulation unit value and are not charged directly to your account. They include:

Mortality and expense risk fee: 1.25% per year, deducted from the variable account as a percentage of the average daily net assets of the underlying fund.

Operating expenses of underlying mutual funds: management fees and other expenses deducted as a percentage of average net assets as follows: *
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
        IDS Life  IDS Life                                                                               Warburg Pincus
        Aggres-   Inter-    IDS Life            IDS Life              AIM V.I.    PCM New    Templeton   Trust Small
        sive      national  Capital   IDS Life  Special   IDS Life    Growth and  Oppor-     Developing  Company
        Growth    Equity    Resource  Managed   Income    Moneyshare  Income***   tunities   Markets     Growth Portfolio
Management
fees      .64%     .86%      .63%      .62%      .63%      .54%        .65%         .70%      .76%          .67%

Other
expenses  .04      .09       .04       .03       .04       .05         .41          .01       .94           .58

Total     .68%**   .95%**    .67%**    .65%**    .67%**    .59%**     1.06%**       .71%+    1.70%+++      1.25%++**

*  Premium taxes imposed by some state and local governments are not reflected in this table.

** Annualized operating expenses of underlying mutual funds at Dec. 31, 1995.

+  Annualized operating expenses of the Fund at Dec. 31, 1994.  The Manager of PCM New Opportunities Fund has voluntarily limited the expenses of the Fund.  If the expense limitation had not been in effect the Management Fees would have been .70%, Other expenses would have been .03% and Total expenses would have been .73%.

++ Figures in "Management Fees," "Other expenses" and "Total" reflect waivers and reimbursements of expenses by Warburg Pincus
Trust.  If there had been no reimbursement of expenses in 1995, actual expenses of the Portfolio, expressed as a percent of average daily net assets, would have been as follows:  "Management Fees," .90%, "Other expenses" .60% and "Total" 1.50%.

+++This is a new fund:  operating expenses are based on annualized estimates of such expenses to be incurred in the current fiscal year.  Net of Management Fees waived.  The Fund's Investment Manager has agreed in advance to reduce its fee so as to limit the total expenses of the Fund to an annual rate of 1.70% of the Fund's average daily net assets until May 1, 1997.

       IDS Life   IDS Life                                                                               Warburg Pincus
       Aggres-    Inter-    IDS Life            IDS Life              AIM V.I.    PCM New    Templeton   Trust Small
       sive       national  Capital   IDS Life  Special   IDS Life    Growth and  Oppor-     Developing  Company
       Growth     Equity    Resource  Managed   Income    Moneyshare  Income      tunities   Markets     Growth Portfolio

Example:*  You would pay the following expenses on a $1,000 investment, assuming 5% annual return and surrender at the end of each time period:

1 year  $ 93.42   $ 96.00   $ 93.33   $ 93.14   $ 93.33   $ 92.57     $ 97.05     $ 93.71    $103.15     $ 98.86

3 years  142.30    150.02    142.01    141.44    142.01    139.71      153.15      143.16     171.25      158.55

5 years  170.98    184.15    170.49    169.50    170.49    166.55      189.48      172.45     219.97      198.61

10 years 243.98    272.02    242.93    240.82    242.93    234.47      283.23      247.13     346.07      302.30

You would pay the following expenses on the same investment assuming no surrender or the selection of an annuity payout plan at the end of each time period:

1 year $  21.42  $ 24.19    $ 21.32   $ 21.12   $ 21.32   $ 20.50     $ 25.32     $ 21.73    $ 31.88    $ 27.27

3 years   66.12    74.46      65.81     65.19     65.81     63.33       77.84       67.05      97.38      83.67

5 years  113.41   127.36     112.89    111.85    112.89    108.73      132.99      114.97     165.27     142.67

10 years 243.98   272.02     242.93    240.82    242.93    234.47      283.23      247.13     346.07     302.30

This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

* In this example, the $30 annual contract administrative charge is approximated as a .160% charge based on the expected average contract size. IDS Life has entered into certain arrangements under which it is compensated for the administrative services it provides to the funds.
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Financial statements

The SAI, dated Feb. 12, 1996, contains:

The audited financial statements of IDS Life including:
      -balance sheets as of Dec. 31, 1994 and Dec. 31, 1993 -related statements of income, and cash flows for the years ended Dec. 31, 1994 and 1993
and the unaudited financial statements of IDS Life including:
      -balance sheet as of Sept. 30, 1995 and
      -related statements of income, and cash flows for the nine months ended Sept. 30, 1995.

The SAI does not include financial statements of the variable account because this a new account that does not have any assets.

Performance information

Performance information for the variable subaccounts may appear from time to time in advertisements or sales literature. In all cases, such information reflects the performance of a hypothetical investment in a particular account during a particular time period. Calculations are performed as follows:

Simple yield - Account HM (investing in Moneyshare Fund): Income over a given seven-day period (not counting any change in the capital value of the investment) is annualized (multiplied by 52) by assuming that the same income is received for 52 weeks. This annual income is then stated as an annual percentage return on the investment.

Compound yield - Account HM (investing in Moneyshare Fund):
Calculated like simple yield, except that, when annualized, the income is assumed to be reinvested. Compounding of reinvested returns increases the yield as compared to a simple yield.

Yield - Account HS (investing in Special Income): Net investment income (income less expenses) per accumulation unit during a given 30-day period is divided by the value of the unit on the last day of the period. The result is converted to an annual percentage.

Average annual total return: Expressed as an average annual compounded rate of return of a hypothetical investment over a period of one, five and 10 years (or up to the life of the account if it is less than 10 years old). This figure reflects deduction of all applicable charges, including the contract administrative charge, mortality and expense risk fee and surrender charge, assuming a surrender at the end of the illustrated period. Optional total return quotations may be made that do not reflect a surrender charge deduction (assuming no surrender).

Aggregate total return: Represents the cumulative change in the value of an investment over a specified period of time (reflecting change in a subaccount's accumulation unit value). The calculation assumes reinvestment earnings and reflects the deduction of all applicable charges, including the contract administrative charge,
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PAGE 9
mortality and expense risk fee and surrender charge, assuming a surrender at the end of the illustrated period. Optional total return quotations may be made that do not reflect a surrender charge deduction (assuming no surrender). The calculation assumes reinvestment of investment earnings. Aggregate total return may be shown by means of schedules, charts or graphs.

Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the fund in which the subaccount invests, and the market conditions during the given time period. Such information is not intended to indicate future performance. Because advertised yields and total return figures include all charges attributable to the annuity, which has the effect of decreasing advertised performance, subaccount performance should not be compared to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine yield and total return for the subaccounts.)

If you would like additional information about actual performance, contact your financial advisor.

The variable account

Purchase payments can be allocated to any or all of the subaccounts of the variable account that invest in shares of the following funds:

                                                     Subaccount

    IDS Life Aggressive Growth Fund                      HA
    IDS Life International Equity Fund                   HI
    IDS Life Capital Resource Fund                       HC
    IDS Life Managed Fund                                HD
    IDS Life Special Income Fund                         HS
    IDS Life Moneyshare Fund                             HM
    AIM V.I. Growth and Income Fund                      HW
    PCM New Opportunities Fund                           HN
    Templeton Developing Markets Fund                    HK
    Warburg Pincus Trust Small Company Growth Portfolio  HT

Each variable subaccount meets the definition of a separate account under federal securities laws. Income, capital gains and capital losses of each subaccount are credited or charged to that subaccount alone. No variable subaccount will be charged with liabilities of any other account or of our general business. All obligations arising under the contracts are general obligations of IDS Life.

The variable account was established under Minnesota law on August 23, 1995 and is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC.

PAGE 10
The funds

IDS Life Aggressive Growth Fund
Objective: capital appreciation. Invests primarily in common stock of small-and medium-size companies. The fund also may invest in warrants or debt securities or in large well-established companies when the portfolio manager believes such investments offer the best opportunity for capital appreciation.

IDS Life International Equity Fund
Objective: capital appreciation. Invests primarily in common stock of foreign issuers and foreign securities convertible into common stock. The fund also may invest in certain international bonds if the portfolio manager believes they have a greater potential for capital appreciation than equities.

IDS Life Capital Resource Fund
Objective: capital appreciation. Invests primarily in U.S. common stocks and other securities convertible into common stock, diversified over many different companies in a variety of industries.

IDS Life Managed Fund
Objective: maximum total investment return. Invests primarily in U.S. common stocks listed on national securities exchanges, securities convertible into common stock, warrants, fixed income securities (primarily high-quality corporate bonds) and money-market instruments. The fund invests in many different companies in a variety of industries.

IDS Life Special Income Fund
Objective: to provide a high level of current income while conserving the value of the investment for the longest time period. Invests primarily in high-quality, lower-risk corporate bonds issued by many different companies in a variety of industries, and in government bonds.

IDS Life Moneyshare Fund
Objective: maximum current income consistent with liquidity and conservation of capital. Invests in high-quality money market securities with remaining maturities of 13 months or less. The fund also will maintain a dollar-weighted average portfolio maturity not exceeding 90 days. The fund attempts to maintain a constant net asset value of $1 per share.

IDS Life Growth Dimensions Fund
Objective: long-term growth of capital. Invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth.

(This fund will be available after May 1, 1996.)

IDS Life Global Yield Fund
Objective: high total return through income and growth of capital. Invests primarily in a non-diversified portfolio of debt securities of U.S. and foreign issuers.

(This fund will be available after May 1, 1996.)
PAGE 11
IDS Life Income Advantage Fund
Objective: high current income, with capital growth as a secondary objective. Invests in long-term, high-yielding, high risk debt securities below investment grade issued by U.S. and foreign corporations.

(This fund will be available after May 1, 1996.)

AIM V.I. Growth and Income Fund
Objective: to provide growth of capital, with current income as a secondary objective. The fund seeks to achieve its objective by investing primarily in dividend-paying common stocks which have prospects for both growth of capital and dividend income.

PCM New Opportunities Fund
Objective: long-term capital appreciation. Invests primarily in common stocks of companies in sectors of the economy which may possess above average long-term growth potential.

Templeton Developing Markets Fund
Objective: long-term capital appreciation. Invests primarily in equity securities of issuers in countries having developing markets.

TCI Value
Objective: long-term capital growth, with income as a secondary objective. Invests primarily in securities that management believes to be undervalued at the time of purchase.

(This fund will be available after May 1, 1996.)

Warburg Pincus Trust Small Company Growth Portfolio
Objective: capital growth. Invests primarily in equity securities of small-sized domestic companies.

All funds are available to serve as the underlying investment for variable annuities, and some funds are available to serve as the underlying investment for variable annuities, variable life insurance contracts and qualified plans. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts, variable life insurance separate accounts and/or qualified plans to invest in the available funds simultaneously. Although IDS Life and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such contract owners, policy owners and qualified plans to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that separate funds should be established for variable annuities and variable life insurance and qualified plan separate accounts, the variable annuity contract holders would not bear any expenses associated with establishing separate funds.

The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each mutual fund intends to comply with these requirements.

PAGE 12
The U.S. Treasury and the IRS have indicated they may provide additional guidance concerning how many variable subaccounts may be offered and how many exchanges among variable subaccounts may be allowed before the owner is considered to have investment control and thus is currently taxed on income earned within variable subaccount assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, to ensure that the owner will not be subject to current taxation as the owner of the variable subaccount assets.

We intend to comply with all federal tax laws to ensure that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The investment managers for the funds are as follows:

o    IDS Life Funds - IDS Life, IDS Tower 10, Minneapolis, MN
     55440;

o    AIM V.I. Growth and Income Fund - A I M Advisors, Inc., 11
     Greenway Plaza, Suite 1919, Houston, TX 77046-1173;

o    PCM New Opportunities Fund - Putnam Investment Management,
     Inc., One Post Office Square, Boston, MA 02109;

o    Templeton Developing Markets Fund - Templeton Asset
     Management Ltd., Hong Kong Branch, Two Exchange Square, Hong
     Kong, 20 Raffles Place, Singapore;

o    Warburg Pincus Trust Small Company Growth Portfolio -
     Warburg, Pincus Counsellors, Inc., 466 Lexington Avenue, New
     York, NY 10017-3147.

The investment managers cannot guarantee that the funds will meet their investment objectives. Please read the prospectuses for the funds for complete information on investment risks, deductions, expenses and other facts you should know before investing. These prospectuses are available by contacting IDS Life at the address or telephone number on the front of this publication, or from your financial advisor.

The fixed account

Purchase payments can also be allocated to the fixed account. The cash value of the fixed account increases as interest is credited to the account. Purchase payments and transfers to the fixed account become part of the general account of IDS Life, the company's main portfolio of investments. Interest is credited daily and compounded annually. We may change the interest rates from time to time.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Accordingly, neither the PAGE 13 fixed account nor any interests in it are generally subject to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus that relate to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Buying your annuity

Your financial advisor will help you prepare and submit your application, and send it along with your initial purchase payment to our Minneapolis office. As the owner, you have all rights and may receive all benefits under the contract. The annuity cannot be owned in joint tenancy, except in spousal situations. You cannot buy an annuity or be an annuitant if you are 91 or older. (In Pennsylvania, the annuitant must be under age 79.)

When you apply, you can select:
o  the account(s) in which you want to invest;
o  how you want to make purchase payments; and
o  a beneficiary.

The contract provides for allocation of purchase payments to the subaccounts of the variable account and/or to the fixed account in even 1% increments.

If your application is complete, we will process it and apply your purchase payment to your account(s) within two days after we receive it. If your application is accepted, we will send you a contract. If we cannot accept your application within five days, we will decline it and return your payment. We will credit additional purchase payments to your account(s) at the next close of business.

The retirement date

Upon processing your application we will establish the retirement date to the maximum age or date as specified below. You can also select a date within the maximum limits. This date can be aligned with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You can also change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities, the retirement date must be:

o no earlier than the 60th day after the contract's effective date; and
o no later than the annuitant's 85th birthday (or before the 10th contract anniversary, if purchased after age 75).

For qualified annuities, to avoid IRS penalty taxes, the retirement date generally must be:

o  on or after the annuitant reaches age 59 1/2; and

PAGE 14
o by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2.

If you are taking the minimum IRA or TSA distributions as required by the Code from another tax-qualified investment, or in the form of partial surrenders from this annuity, annuity payouts can start as late as the annuitant's 85th birthday or the 10th contract anniversary.

Certain restrictions on retirement dates apply to participants in the Texas Optional Retirement Program. (See "Special surrender provisions.")

Beneficiary

If death benefits become payable before the retirement date, your named beneficiary will receive all or part of the contract value. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in case of death" for more about beneficiaries.)

If single payment:

o  Minimum purchase payment

Nonqualified:       $2,000
Qualified:          $1,000

o  Minimum additional purchase payment: $50

If installment payments:

o  Minimum installment payment(s): $50 monthly; $23.08 biweekly
   (scheduled payment plan billing)

Installments must total at least $600 in the first year.*

*If you make no purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts sold to New Jersey residents.

Maximum first-year payment(s):

This maximum is based on your age or age of the annuitant (whomever is older) on the effective date of the contract.

Up to age 75           $1 million
76 to 85               $500,000
86 to 90               $50,000

Maximum payment for each subsequent year**: $100,000 Up to age 85
                                            $ 50,000 Ages 86-90

PAGE 15
**These limits apply in total to all IDS Life annuities you own.
We reserve the right to increase maximum limits. For qualified annuities the qualified plan's limits on annual contributions also apply.

How to make purchase payments

1    By letter

Send your check along with your name and account number to:

Regular mail:

IDS Life Insurance Company
Box 74
Minneapolis, MN  55440-0074

Express mail:

IDS Life Insurance Company
733 Marquette Avenue
Minneapolis, MN  55402

2    By scheduled payment plan

Your financial advisor can help you set up:

o an automatic payroll deduction, salary reduction, or other group billing arrangement; or
o  a bank authorization.

Charges

Contract administrative charge
This fee is for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary. This $30 charge is waived if your contract value, or total purchase payments less any payments surrendered, equals or exceeds $25,000 on your contract anniversary.

If you surrender your contract, the charge will be deducted at the time of surrender regardless of the contact value or purchase payments made. The charge cannot be increased and does not apply after annuity payouts begin.

Mortality and expense risk fee

This fee is to cover the mortality risk and expense risk and is applied daily to the variable subaccounts and reflected in the unit values of the subaccounts. The subaccounts pay this fee at the time that dividends are distributed from the funds in which they invest. Annually the fee totals 1.25% of the subaccounts' average daily net assets. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

PAGE 16
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long the entire group of IDS Life annuitants live. If, as a group, IDS Life annuitants outlive the life expectancy we have assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, IDS Life annuitants do not live as long as expected, we could profit from the mortality risk fee. Expense risk arises because the contract administrative charge cannot be increased and may not cover our expenses. Any deficit would have to be made up from our general assets.

We do not plan to profit from the contract administrative charge. However, we do hope to profit from the mortality and expense risk fee. We may use any profits realized from this fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

Surrender charge

A surrender charge applies to all purchase payments surrendered in the first eight contract years. The surrender amount you request is determined by drawing from your total contract value in the following order:

o First we surrender any contract earnings (contract value minus all purchase payments received and not previously surrendered). There is no surrender charge on contract earnings. Note: Contract earnings are determined by looking at the entire contract value, not the earnings of any particular variable subaccount or the fixed account.

o If necessary, we surrender amounts representing purchase payments not previously surrendered. The surrender charge rate on these purchase payments is as follows:

Surrender charge as
percent of purchase
payments surrendered        Contract year
     7                        1-3
     6                         4
     5
     4                         6
     3                         7
     2                         8
     0                         After 8 years

The surrender charge is calculated so that the total amount surrendered, minus any surrender charge, equals the amount you request.

For a partial surrender, the surrender charge equals the amount requested, divided by 1 less the surrender charge rate, times the surrender charge rate.

PAGE 17
Example of surrender charge on purchase payments:

you request a $1,000 partial surrender and the surrender charge rate is 5%:

                   $1,000 partial surrender = $1,052.63
                              .95

Total amount surrendered.........$1,052.63
Surrender charge rate.............X   0.05
Total surrender charge ..........$   52.63

Waiver of surrender charges
There are no surrender charges for:

o     contract earnings
o     minimum required distributions after you reach age 70 1/2;
      (for certain qualified plans)
o     contracts settled using an annuity payout plan; and
o     death benefits.

If your contract includes a "Waiver of Surrender Charges for Nursing Home Confinement" Annuity Endorsement, we will waive surrender charges that are normally assessed upon full or partial surrender if you provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse are confined to a nursing home and have been for the prior 90 days.

To qualify, the nursing home must meet the following criteria:

o be licensed by an appropriate licensing agency to provide nursing care;
o    provide 24-hour-a-day nursing services;
o    have a doctor available for emergency situations;
o    have a nurse on duty or on call at all times;
o    maintain clinical records; and
o    have appropriate methods for administering drugs.

To the extent permitted by state law, this endorsement is included in contracts issued when the owner is under age 76 on the date that we issue the contract.

Other information on charges: American Express Financial Corporation makes certain custodial services available to some custodial and trusteed pension and profit sharing plans and 401(k) plans funded by IDS Life annuities. Fees for these services start at $30 per calendar year per participant. A termination fee for owners under 59 1/2 will be charged (fee waived in case of death or disability).

Possible group reductions: In some cases (for example an employer making the annuity available to employees) lower sales and administrative expenses may be incurred due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.
PAGE 18
Premium taxes
Certain state and local governments impose premium taxes which may reach to 3.5%. These taxes are dependent upon the state of residence or the state in which the contract was sold and are deducted as applicable. In some cases, premium taxes are deducted from your purchase payments before they are allocated. In other cases, the deduction is made when you surrender your contract or when annuity payouts begin.

Valuing your investment

Here is how your accounts are valued:

Fixed account: The amounts allocated to the fixed account are valued directly in dollars and equal the sum of your purchase payments, plus interest earned, less any amounts surrendered or transferred.

Variable subaccounts: Amounts allocated to the variable subaccounts are converted into accumulation units. Each time you make a purchase payment or transfer amounts into one of the variable subaccounts, a certain number of accumulation units are credited to your contract for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a variable subaccount, or are assessed a contract administrative charge, a certain number of accumulation units are subtracted from your contract.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the underlying fund. The dollar value of each accumulation unit can rise or fall daily depending on the performance of the underlying mutual fund and on certain fund expenses. Here is how unit values are calculated:

Number of units
To calculate the number of accumulation units for a particular subaccount, we divide your investment, after deduction of any premium taxes, by the current accumulation unit value.

Accumulation unit value
The current accumulation unit value for each variable subaccount equals the last value times the subaccount's current net investment factor.

Net investment factor
o Determined each business day by adding the underlying mutual fund's current net asset value per share, plus per share amount of any current dividend or capital gain distribution; then
o  dividing that sum by the previous net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the underlying mutual fund may fluctuate, the accumulation unit value may increase or decrease. You bear this investment risk in a variable subaccount.
PAGE 19
Factors that affect variable subaccount accumulation units Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o additional purchase payments allocated to the variable subaccount(s);
o  transfers into or out of the variable subaccount(s);
o  partial surrenders;
o  surrender charges; and/or
o  contract administrative charges.

Accumulation unit values may fluctuate due to:

o  changes in underlying mutual fund(s) net asset value;
o  dividends distributed to the variable subaccount(s);
o  capital gains or losses of underlying mutual funds;
o  mutual fund operating expenses; and/or
o  mortality and expense risk fees.

Making the most of your annuity

Automated dollar-cost averaging
You can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might have a set amount transferred monthly from a relatively conservative variable subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market value(s) of the underlying mutual fund(s). Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower the average cost per unit. For specific features contact your financial advisor.

How dollar-cost averaging works

         Amount      Accumulation    Number of units
Month    invested    unit value      purchased

Jan      $100          $20           5.00
Feb       100           16           6.25
Mar       100            9          11.11
Apr       100            5          20.00
May       100            7          14.29
June      100           10          10.00
July      100           15           6.67
Aug       100           20           5.00
Sept      100           17           5.88
Oct       100           12           8.33

(footnotes to table) By investing an equal number of dollars each month...

PAGE 20
(arrow in table pointing to April) you automatically buy more units when the per unit market price is low

(arrow in table pointing to August) and fewer units when the per unit market price is high.

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. However, if you can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet your long-term goals.

Transferring money between subaccounts
You may transfer money from any one subaccount, or the fixed account, to another subaccount before the annuity payouts begin.
If we receive your request before the close of business, we will process it that day. Requests received after the close of business will be processed the next business day. There is no charge for transfers. Before making a transfer, you should consider the risks involved in switching investments.

Certain restrictions apply to transfers involving the fixed account. We may suspend or modify transfer privileges at any time. Excessive trading activity can disrupt mutual fund management strategy and increase expenses, which are borne by all contract owners participating in the fund regardless of their transfer activity. We may apply modifications or restrictions in any manner reasonably designed to prevent any use of the transfer right we consider to be to the disadvantage of other contract owners.

Transfer policies

o Before annuity payouts begin, you may transfer contract values between the variable subaccounts, or from the variable subaccount(s) to the fixed account at any time. However, if you have made a transfer from the fixed account to the variable subaccount(s), you may not make a transfer (including automated transfers) from any variable subaccount back to the fixed account until the next contract anniversary.

o You may transfer contract values from the fixed account to the variable subaccount(s) once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for transfer periods of your choosing subject to certain minimums.)

o If we receive your transfer request within 30 days before the contract anniversary date, the transfer from the fixed account to the variable subaccount(s) will be effective on the anniversary.

o If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the variable subaccount(s) will be effective on the day we receive it.
PAGE 21
o We will not accept requests for transfers from the fixed account at any other time.

o Once annuity payouts begin, no transfers may be made to or from the fixed account, but transfers may be made once per contract year among the variable subaccounts. During the annuity payout period, you cannot be invested in more than five variable subaccounts at any one time unless we agree otherwise.

How to request a transfer or a surrender

1    By letter

Send your name, account number, Social Security Number or Taxpayer Identification Number and signed request for a transfer or surrender to:

Regular mail:
IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN  55440-0010

Express mail:
IDS Life Insurance Company
733 Marquette Avenue
Minneapolis, MN  55402

Minimum amount
Mail transfers:        $250 or entire account balance
Mail surrenders:       $250 or entire account balance

Maximum amount
Mail transfers:        None (up to contract value)
Mail surrenders:       None (up to contract value)

2    By phone

Call between 7 a.m. and 6 p.m. Central time:

1-800-437-0602 (toll free) or
(612) 671-4738 (Minneapolis/St. Paul area)

TTY service for the hearing impaired:
1-800-285-8846 (toll free)

Minimum amount
Phone transfers:       $250 or entire account balance
Phone surrenders:      $250 or entire account balance

Maximum amount
Phone transfers:       None (up to contract value)
Phone surrenders:      $50,000

We answer phone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

PAGE 22
We will honor any telephone transfer or surrender request believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. A telephone surrender will not be allowed within 30 days of a phoned-in address change. As long as the procedures are followed, neither IDS Life nor its affiliates will be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing IDS Life.

3    By automated transfers and automated partial surrenders

Your financial advisor can help you set up automated transfers among your accounts or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to IDS Life. You must allow 30 days for IDS Life to change any instructions that are currently in place.

o Automated transfers from the fixed account to any one of the variable subaccount(s) may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

o Automated surrenders may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial surrenders are in effect.

o Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

Minimum amount
Automated transfers or surrenders:  $50

Maximum amount
Automated transfers or surrenders:  None (except for automated transfers from the fixed
                                    account)

Surrendering your contract

As owner, you may surrender all or part of your contract at any time before annuity payouts begin by sending a written request or calling IDS Life. For total surrenders we will compute the value of your contract at the close of business after we receive your request. We may ask you to return the contract. You may have to pay surrender charges (see "Surrender charge") and IRS taxes and penalties (see "Taxes"). No surrenders may be made after annuity payouts begin.

PAGE 23
Surrender policies

If you have a balance in more than one account and request a partial surrender, we will withdraw money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise.

Receiving payment when you request a surrender

By regular or express mail:

o  Payable to owner.

o  Mailed to address of record.

By wire:

o  Request that payment be wired to your bank;

o  Bank account must be in the same ownership as your contract;

o Pre-authorization required. For instructions, contact your financial advisor.

Payment normally will be sent within seven days after receiving your request. However, we may postpone the payment if:

     -the surrender amount includes a purchase payment check that has not cleared;
     -the NYSE is closed, except for normal holiday and weekend closings;
     -trading on the NYSE is restricted, according to SEC rules; -an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
     -the SEC permits us to delay payment for the protection of security holders.

TSA special surrender provisions

Participants in Tax-Sheltered Annuities: The Code imposes certain restrictions on your right as owner to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions made after Dec. 31, 1988, plus the earnings on them, or to transfers or rollovers of such amounts from other contracts, may be made from the TSA only if:
     -you have attained age 59 1/2;
     -you have become disabled as defined in the Code;
     -you have separated from the service of the employer who purchased the annuity; or
     -the distribution is made to your beneficiary because of your death.

PAGE 24
o If you encounter a financial hardship (within the meaning of the Code), you may receive a distribution of all contract values attributable to salary reduction contributions made after Dec.
   31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it still may be subject to IRS taxes and penalties. (See "Taxes.")

o The above restrictions on the right to receive a distribution do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions do not apply to transfers or exchanges of contract value within the annuity, or to another registered variable annuity contract or investment vehicle available through the employer.

o If the contract has a loan provision, the right to receive a loan from your fixed account is described in detail in your contract. You may borrow from the contract value allocated to the fixed account.

o For certain types of contributions under a TSA contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. You should consult your employer to determine whether the nondiscrimination rules apply to you.

Participation in the Portland Public Schools TSA program: IDS Life will guarantee that your fixed account surrender value will not be less than the purchase payments paid, less any amounts previously surrendered, provided:

o all purchase payments under the contract have been allocated only to the fixed account; and

o there have been no transfers of fixed account contract values to any variable subaccount. If payments are allocated to a variable subaccount or monies are transferred from the fixed account to a variable subaccount, the guarantee does not apply.

Participants in the Texas Optional Retirement Program: You cannot receive any distribution before retirement unless you become totally disabled or end your employment at a Texas college or university. This restriction affects your right to:
o  surrender all or part of your annuity at any time; and
o  move up your retirement date.

If you are in the program for only one year, the portion of the purchase payments made by the state of Texas will be refunded to the state with no surrender charge. These restrictions are based on an opinion of the Texas Attorney General interpreting Texas law.

Changing ownership

You may change ownership of your nonqualified annuity at any time by filing a change of ownership with us at our Minneapolis office.
The change will become binding upon us when we receive and record PAGE 25 it. We will honor any change of ownership request believed to be authentic and will use reasonable procedures to confirm that it is.
If these procedures are followed, we take no responsibility for the validity of the change.

If you have a nonqualified annuity, you may lose your tax advantages by transferring, assigning or pledging any part of it.
(See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose to any person except IDS Life. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of a contract may be transferred to the annuitant.

Benefits in case of death

If you or the annuitant dies (or, for qualified annuities, if the annuitant dies) before annuity payouts begin, we will pay the beneficiary as follows:

For contracts issued in all states except Oregon, Texas and
Washington:

If death occurs before the annuitant's 75th birthday, the beneficiary receives the greatest of:

o  the contract value;
o the contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary; or
o  purchase payments, minus any surrenders.

If death occurs on or after the annuitant's 75th birthday, the beneficiary receives the greater of:
o  the contract value; or
o the contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary.

For contracts issued in Oregon, Texas and Washington:

If death occurs before the annuitant's 75th birthday, the beneficiary receives the greater of:
o  purchase payments minus any surrenders; or
o  the contract value.

If death occurs on or after the annuitant's 75th birthday, the beneficiary receives the contract value.

If your spouse is sole beneficiary under a nonqualified annuity and you die before the retirement date, your spouse may keep the annuity as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.

PAGE 26
Under a qualified annuity, if the annuitant dies before reaching age 70 1/2 and before the retirement date, and the spouse is the only beneficiary, the spouse may keep the annuity in force until the date on which the annuitant would have reached age 70 1/2. To do this, the spouse must give us written instructions within 60 days after we receive proof of death.

Payments: We will pay the beneficiary in a single sum unless you have given us other written instructions, or the beneficiary may receive payouts under any annuity payout plan available under this contract if:
o the beneficiary asks us in writing within 60 days after we receive proof of death;
o  payouts begin no later than one year after death; and
o the payout period does not extend beyond the beneficiary's life or life expectancy.

When paying the beneficiary, we will determine the contract's value at the next close of business after our death claim requirements are fulfilled. Interest, if any, will be paid from the date of death at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. (See "Taxes.")

The annuity payout period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we will mutually agree on other payout arrangements. The amount available for payouts under the plan you select is the contract value on your retirement date. No surrender charges are deducted under the payout plans listed below.

You also decide whether annuity payouts are to be made on a fixed or variable basis, or a combination of fixed and variable. Amounts of fixed and variable payouts depend on:
o  the annuity payout plan you select;
o  the annuitant's age and, in most cases, sex;
o  the annuity table in the contract;
o  the amounts you allocated to the account(s) at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccount(s) you select. These payouts will vary from month to month because the performance of the underlying mutual funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Transfer policies".

Annuity payout plans

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are to be used to purchase the payout plan.

PAGE 27
o Plan A - Life annuity - no refund: Monthly payouts are made until the annuitant's death. Payouts end with the last payout before the annuitant's death; no further payouts will be made.
This means that if the annuitant dies after only one monthly payout has been made, no more payouts will be made.

o Plan B - Life annuity with five, 10 or 15 years certain: Monthly payouts are made for a guaranteed payout period of five, 10 or 15 years that the annuitant elects. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period has expired. The guaranteed payout period is calculated from the retirement date. If the annuitant outlives the elected guaranteed payout period, payouts will continue until the annuitant's death.

o Plan C - Life annuity - installment refund: Monthly payouts are made until the annuitant's death, with our guarantee that payouts will continue for some period of time. Payouts will be made for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o Plan D - Joint and last survivor life annuity - no refund:
Monthly payouts are made to the annuitant and a joint annuitant while both are living. If either annuitant dies, monthly payouts continue at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o Plan E - Payouts for a specified period: Monthly payouts are made for a specific payout period of 10 to 30 years chosen by the annuitant. Payouts will be made only for the number of years specified whether the annuitant is living or not. Depending on the time period selected, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes.")

Restrictions for some qualified plans: If you purchased a qualified annuity, you must select a payout plan that provides for payouts:

o  over the life of the annuitant;
o over the joint lives of the annuitant and a designated beneficiary;
o for a period not exceeding the life expectancy of the annuitant; or
o for a period not exceeding the joint life expectancies of the annuitant and a designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

PAGE 28
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

Death after annuity payouts begin

If you or the annuitant dies after annuity payouts begin, any amount payable to the beneficiary will be provided in the annuity payout plan in effect.

Taxes

Generally, under current law, any increase in your contract value is taxable to you only when you receive a payout or surrender. (See detailed discussion below.) Any portion of the annuity payouts and any surrenders you request that represent ordinary income are normally taxable. You will receive a 1099 tax information form for any year in which a taxable distribution was made.

Annuity payouts under nonqualified annuities: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts received after your investment in the annuity is fully recovered will be subject to tax.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company to the same owner during a calendar year are to be taxed as a single, unified contract when distributions are taken from any one of such contracts.

Annuity payouts under qualified annuities: Under a qualified annuity, the entire payout generally will be includable as ordinary income and subject to tax except to the extent that contributions were made with after-tax dollars. If you or your employer invested in your contract with pre-tax dollars as part of a qualified retirement plan, such amounts are not considered to be part of your investment in the contract and will be taxed when paid to you.

Surrenders: If you surrender part or all of your contract before your annuity payouts begin, your surrender payment will be taxed to the extent that the value of your contract immediately before the surrender exceeds your investment. You also may have to pay a 10% IRS penalty for surrenders before reaching age 59 1/2. For qualified annuities, other penalties may apply if you surrender your annuity before your plan specifies that you can receive payouts.

Death benefits to beneficiaries: The death benefit under an annuity is not tax-exempt. Any amount received by the beneficiary that represents previously deferred earnings within the contract, is taxable as ordinary income to the beneficiary in the year(s) he or she receives the payment(s).

PAGE 29
Annuities owned by corporations, partnerships or trusts: Any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will continue to be tax-deferred.

Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received by you or your beneficiary:
o  because of your death;
o  because you become disabled (as defined in the Code);
o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or
o if it is allocable to an investment before Aug. 14, 1982 (except for qualified annuities).

For a qualified annuity, other penalties or exceptions may apply if you surrender your annuity before your plan specifies that payouts can be made.

Withholding, generally: If you receive all or part of the contract value from an annuity, withholding may be imposed against the taxable income portion of the payout. Any withholding that is done represents a prepayment of your tax due for the year. You take credit for such amounts on the annual tax return that you file.

If the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. You can provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full surrender) withholding is computed using 10% of the taxable portion. Similar to above, as long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, any payment from which federal withholding is deducted may also have state withholding deducted. The withholding requirements may differ if payment is being made to a non-U.S. citizen or if the payment is being delivered outside the United States.

Withholding from qualified annuities: If you receive directly all or part of the contract value from a qualified annuity (except an IRA), mandatory 20% income tax withholding generally will be imposed at the time the payout is made. This mandatory withholding is in place of the elective withholding discussed above. This mandatory withholding will not be imposed if:

PAGE 30
o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;
o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more; or
o  the payment is a minimum distribution required under the Code.

Payments made to a surviving spouse instead of being directly rolled over to an IRA may also be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

Transfer of ownership of a nonqualified annuity: If you make such a transfer without receiving adequate consideration, the transfer is considered a gift, and also may be considered a surrender for federal income tax purposes. If the gift is a currently taxable event, the amount of deferred earnings at the time of the transfer will be taxed to the original owner, who also may be subject to a 10% IRS penalty as discussed earlier. In this case, the new owner's investment in the annuity will be the value of the annuity at the time of the transfer.

Collateral assignment of a nonqualified annuity: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a surrender.

Important: Our discussion of federal tax laws is based upon our understanding of these laws as they are currently interpreted. Federal tax laws or current interpretations of them may change.
For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

Tax qualifications: The contract is intended to qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendments.

PAGE 31
Voting rights

As a contract owner with investments in the variable subaccount(s) you may vote on important mutual fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes is determined by applying the percentage interest in each variable subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes is equal to:

o the reserve held in each subaccount for the contract, divided by

o the net asset value of one share of the applicable underlying mutual fund.

As we make annuity payouts, the reserve for the annuity decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount not more than 60 days before a shareholders' meeting. Notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled, will be sent.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we have received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we have received instructions.

Substitution of investments

If shares of any fund should not be available for purchase by the appropriate variable subaccount or if, in the judgment of IDS Life's Management, further investment in such shares is no longer appropriate in view of the purposes of the subaccount, investment in the subaccount may be discontinued or another registered open-end management investment company may be substituted for fund shares held in the subaccounts if IDS Life believes it would be in the best interest of persons having voting rights under the contract. The variable account may be operated as a management company under the 1940 Act or it may be deregistered under this Act if the registration is no longer required. In the event of any such substitution or change, IDS Life, without the consent or approval of the owners, may amend the contract and take whatever action is necessary and appropriate. However, no such substitution or change will be made without the necessary approval of the SEC and state insurance departments. IDS Life will notify owners of any substitution or change.

PAGE 32
Distribution of the contracts

IDS Life, a registered broker/dealer, is the sole distributor of the contract. IDS Life pays total commissions of up to 7.0% of the total purchase payments received on the contracts. A portion of this total commission is paid to district managers and field vice presidents of the selling representative.

About IDS Life

The Flexible Portfolio Annuity is issued by IDS Life, a wholly owned subsidiary of American Express Financial Corporation, which itself is a wholly owned subsidiary of the American Express Company, a financial services company headquartered in New York City.

IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and located at IDS Tower 10, Minneapolis, MN 55440-0010. IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York.

American Express Financial Advisors Inc. offers mutual funds, investment certificates and a broad range of financial management services. IDS Life offers insurance and annuities.

American Express Financial Advisors Inc. serves individuals and businesses through its nationwide network of more than 175 offices and more than 7,800 financial advisors.

Other subsidiaries provide investment management and related services for pension, profit-sharing, employee savings and endowment funds of businesses and institutions.

Regular and special reports

Services
To help you track and evaluate the performance of your annuity, we provide:

Quarterly statements showing the value of your investment.

Annual reports containing required information on the annuity and its underlying investments.

A personalized annuity progress report detailing the cumulative return since the contract was purchased and the average annual rate of return on your investments. This report, which is unique in the industry, is available upon request from your financial advisor.

PAGE 33
Table of contents of the Statement of Additional Information

IDS Life Preferred Retirement Account.........
Performance information.......................
Calculating annuity payouts...................
Rating agencies...............................
Principal underwriter.........................
Independent auditors..........................
Mortality and expense risk fee................
Prospectus....................................
Financial statements -
      IDS Life Insurance Company

___________________________________________________________________
Please check the appropriate box to receive a copy of the Statement of Additional Information for:

_____ IDS Life Flexible Portfolio Annuity

_____ IDS Life Retirement Annuity Mutual Funds

_____ AIM Variable Insurance Funds, Inc.

_____ Putnam Capital Manager Trust

_____ Templeton Variable Products Series Fund

_____ Warburg Pincus Trust

Please return this request to:

IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN  55440-0010

Your name _______________________________________________________

Address _________________________________________________________

City ______________________  State ______________ Zip ___________

           STATEMENT OF ADDITIONAL INFORMATION

                           for

           IDS LIFE FLEXIBLE PORTFOLIO ANNUITY

              IDS Life Variable Account 10

                      Feb. 12, 1996


IDS Life Variable Account 10 is a separate account established and maintained by IDS Life Insurance Company (IDS Life).

This Statement of Additional Information, dated Feb. 12, 1996, is not a prospectus. It should be read together with the Account's prospectus, dated Feb. 12 , 1996, which may be obtained from your financial advisor, or by writing or calling IDS Life at the address or telephone number below.



IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN 55440
612-671-3131

PAGE 35
                    TABLE OF CONTENTS

IDS Life Preferred Retirement Account.........................p.

Performance Information.......................................p.

Calculating Annuity Payouts...................................p.

Rating Agencies...............................................p.

Principal Underwriter.........................................p.

Mortality and Expense Risk Fee................................p.

Independent Auditors..........................................p.

Prospectus....................................................p.

Financial Statements
          IDS Life Insurance Company..........................p.

PAGE 36
IDS LIFE PREFERRED RETIREMENT ACCOUNT

The Flexible Portfolio Annuity may be used to fund the IDS Life Preferred Retirement Account (PRA) as a way to build tax-deferred retirement income. The PRA can be used to supplement, or as an alternative to, a non-deductible IRA or other retirement plan.

The advantages of the IDS Life Preferred Retirement Account over a non-deductible IRA are shown below:

               IDS Life Preferred         Non-deductible IRA
               Retirement
               Account
_____________________________________________________________
Maximum        $50,000 to $1 million      $2,000 per year
amount you     initially, then $50,000    (only $250 for
can            to $100,000 per year       non-working spouse)
contribute     depending on your
               age. (spouse can have
               own plan)
______________________________________________________________
Highest age    The later of age 85        70 1/2 years old
you can        or the 10th contract
contribute     anniversary
______________________________________________________________
Types of       Any type: wages,           Generally limited
income you     investment income,         to income from
can            gifts, inheritance,        employment
contribute     etc.
______________________________________________________________
Records        None required, but         You must keep all
you must       IDS Life furnishes you     records yourself
keep           regular reports
               for your files
______________________________________________________________
Reports you    None                       You must report all
must file                                 contributions and
with the                                  withdrawals each
IRS                                       year
______________________________________________________________
Age at which   The later of age 85        70 1/2 years old
you must       or the 10th contract
begin          anniversary
withdrawals
______________________________________________________________

PERFORMANCE INFORMATION

The following performance figures are calculated on the basis of historical performance of the funds. The performance figures relating to these funds assume that the contract was in existence prior to Feb. 12, 1996, which it was not. When these funds became available as investment options under the contract, actual values will be used for the calculations.
PAGE 37
Calculation of yield for Subaccount HM (Investing in IDS Life
Moneyshare Fund)

Subaccount HM, which invests in IDS Life Moneyshare Fund, Inc., calculates an annualized simple yield and a compound yield based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical subaccount having the balance of one accumulation unit at the beginning of the seven-day period. (The net change does not include capital change, but does include a pro rata share of the annual contract charges, including the annual contract administrative charge and the mortality and expense risk fee.) The net change in the subaccount value is divided by the value of the subaccount at the beginning of the period to obtain the return for the period. That return is then multiplied by 365/7 to obtain an annualized figure. The value of the hypothetical subaccount includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The variable subaccount's yield does not include any realized or unrealized gains or losses, nor does it include the effect of any applicable surrender charge.

The subaccount calculates its compound yield according to the following formula:

                                                 365/7
Compound Yield = [(return for seven-day period +1)    ]  - 1

Based on the historical performance of the Fund on Dec. 31, 1995, the subaccount's annualized simple yield would have been 4.04% and its compound yield would have been 4.13% had the subaccount been in existence.

The rate of return, or yield, on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields. Investors must consider, when comparing an investment in subaccount HM with fixed annuities, that fixed annuities often provide an agreed-to or guaranteed fixed yield for a stated period of time, whereas the variable subaccount's yield fluctuates. In comparing the yield of subaccount HM to a money market fund, you should consider the different services that the annuity provides.

Calculation of yield for Subaccount HS (Investing in IDS Life
Special Income Fund)

Subaccount HS invests in IDS Life Special Income Fund, Inc. Quotations of yield will be based on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and will be computed by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:
PAGE 38
                        YIELD = 2[(a-b + 1)6 - 1]
                                    cd

where:    a = dividends and investment income earned during the
              period.
          b = expenses accrued for the period (net of
              reimbursements).
          c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per accumulation unit on the last day of the period.

Yield on the subaccount is earned from the increase in the net asset value of shares of the fund in which the subaccount invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

Based on the historical performance of the Fund, on Dec. 31, 1995, the subaccount's annualized yield would have been 8.45% had this subaccount been in existence.

Calculation of average annual total return

Quotations of average annual total return for a subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the annuity contract over a period of one, five and 10 years (or, if less, up to the life of the account), calculated according to the following formula:

                         P(1+T)n = ERV

where:       P = a hypothetical initial payment of $1,000.
             T = average annual total return.
             n = number of years.
           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year (or other) period at the end of the one, five, or ten year (or other) period (or fractional portion thereof).

The following performance figures are calculated on the basis of historical performance of the funds. These figures show what the performance of the subaccounts of the variable account would have been if these subaccounts had existed during the illustrated periods.

PAGE 39
Average Annual Total Return For Period Ended:  Dec. 31, 1995

Average Annual Total Return with Surrender

                                                                                   Since
Subaccount investing in:                    1 Year       5 Year       10 Year      Inception
IDS LIFE
  Aggressive Growth Fund (1/92)*            22.91%          --%           --%        8.85%
  Capital Resource Fund (10/81)             19.07        13.21         12.26           --
  International Equity Fund (1/92)           3.01           --            --         7.11
  Managed Fund (4/86)                       15.46        10.99            --         9.99
  Moneyshare Fund (10/81)                   -2.97         1.86          4.41           --
  Special Income Fund (10/81)               13.62         9.69          8.78           --
AIM
  AIM V.I. Growth and Income(5/94)          25.45           --            --        10.79
PCM
  New Opportunities Fund (5/94)                --           --            --        11.16
Warburg
  Small Company Growth Portfolio (6/95)        --           --            --        47.15

Average Annual Total Return without Surrender

                                                                                     Since
Subaccount investing in:                    1 Year       5 Year       10 Year      Inception

IDS LIFE
  Aggressive Growth Fund (1/92)*            29.91%          --%           --%        10.01%
  Capital Resource Fund (10/81)             26.07        13.81         12.26            --
  International Equity Fund (1/92)          10.01           --            --          8.32
  Managed Fund (4/86)                       22.46        11.64            --          9.99
  Moneyshare Fund (10/81)                    4.03         2.78          4.41            --
  Special Income Fund (10/81)               20.62        10.37          8.78            --
AIM
  AIM V.I. Growth and Income (5/94)         32.45           --            --         17.79
PCM
  New Opportunities Fund (5/94)**              --           --            --          4.16
Warburg
  Small Company Growth Portfolio (6/95)***     --           --            --         54.15

*  inception dates of the funds are shown in parentheses.

** Annualized return at Dec. 31, 1994.

***Annualized return at Dec. 31, 1995 with expense limitation.

Aggregate Total Return

Aggregate total return represents the cumulative change in the value of an investment over a specified period of time (reflecting change in a subaccount's accumulation unit value) and is computed by the following formula:

                               ERV - P
                                  P

where:       P = a hypothetical initial payment of $1,000.
           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year (or other) period at the end of the one, five, or ten year (or other) period (or fractional portion thereof).

PAGE 40
The Securities and Exchange Commission requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and ten year periods (or, if less, up to the life of the account) for which performance is required to be calculated. In addition, performance figures may be shown without the deduction of a surrender charge. Total return figures reflect the deduction of the contract administrative charge and mortality and expense risk fee.

Performance of the subaccounts may be quoted or compared to rankings, yields, or returns as published or prepared by independent rating or statistical services or publishers or publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

CALCULATING ANNUITY PAYOUTS

The Variable Account

The following calculations are done separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout:  To compute your first monthly payment, we:
o determine the dollar value of your annuity as of the valuation date seven days before the retirement date and then deduct any applicable premium tax.
o apply the result to the annuity table contained in the contract or another table at least as favorable. The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: The value of your subaccount is then converted to annuity units. To compute the number credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date on (or next day preceding) the seventh calendar day before the retirement date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying mutual fund.

Subsequent Payouts:  To compute later payouts, we multiply:
o the annuity unit value on the valuation date on or immediately preceding the seventh calendar day before the payout is due; by
o  the fixed number of annuity units credited to you.

Annuity Table: The table shows the amount of the first monthly payment for each $1,000 of contract value according to the age and, PAGE 41 when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.) The table assumes that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts.

Substitution of 3.5% Table: If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% table in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. Using the 5% table results in a higher initial payment, but later payouts will increase more slowly when annuity unit values are rising and decrease more rapidly when they are declining.

Annuity Unit Values: This value was originally set at $1 for each variable subaccount. To calculate later values we multiply the last annuity value by the product of:
o  the net investment factor; and
o the neutralizing factor. The purpose of the neutralizing factor is to offset the effect of the assumed investment rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor:
o Determined each business day by adding the underlying mutual fund's current net asset value per share plus per share amount of any current dividend or capital gain distribution; then
o  dividing that sum by the previous net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the underlying mutual fund may fluctuate, the net investment factor may be greater or less than one, and the accumulation unit value may increase or decrease. You bear this investment risk in a variable subaccount.

The Fixed Account

Your fixed annuity payout amounts are guaranteed. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your fixed account at the retirement date or the date you have selected to begin receiving your annuity payouts; then
o using an annuity table we apply the value according to the annuity payout plan you select; and
o the annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The table will be equal to or greater than the table in your contract.

PAGE 42
RATING AGENCIES

The following chart reflects the ratings given to IDS Life by independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the variable subaccounts of the annuity. This information relates only to the fixed account and reflects IDS Life's ability to make annuity payouts and to pay death benefits and other distributions from the annuity.

Rating agency            Rating

A.M. Best                  A+
                       (Superior)

Duff & Phelps             AAA

Moody's                   Aa2

PRINCIPAL UNDERWRITER

The principal underwriter for the variable account is IDS Life, which offers the variable annuities on a continuous basis.

INDEPENDENT AUDITORS

The consolidated financial statements of IDS Life Insurance Company at Dec. 31, 1994 and 1993, and for each of the three years in the period ended Dec. 31, 1994, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing herein.

MORTALITY AND EXPENSE RISK FEE

IDS Life has represented to the SEC that:

IDS Life has reviewed publicly available information regarding products of other companies. Based upon this review, IDS Life has concluded that the mortality and expense risk fee is within the range of charges determined by industry practice. IDS Life will maintain at its administrative office, and make available on request of the SEC or its staff, a memorandum setting forth in detail the variable products analyzed and the methodology, and results of, its comparative review.

IDS Life has concluded that there is a reasonable likelihood that the proposed distribution financing arrangements made with respect to the contracts will benefit the variable account and investors in the contracts. The basis for such conclusion is set forth in a memorandum which will be made available to the SEC or its staff on request.

PROSPECTUS

The prospectus dated Feb. 12, 1996,is hereby incorporated in this Statement of Additional Information by reference.

PAGE 44
IDS Life Financial Information

The financial statements shown below are those of the insurance company and not those of the Funds or the Accounts. They are included in the prospectus for the purpose of informing investors as to the financial condition of the insurance company and its ability to carry out its obligations under the variable annuity contracts.


IDS LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEET                           Sept. 30, 1995

ASSETS
                                                        (Thousands)
                                                        (Unaudited)

Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1995, $11,393,021)                                      $11,036,382
Available for sale, at fair value (Amortized cost:
1995, $9,723,978)                                         9,907,299
Mortgage loans on real estate
(Fair value: 1995, $2,847,560)                            2,694,957
Policy loans                                                414,139
Other investments                                           116,849

Total investments                                        24,169,626

Cash and cash equivalents                                     5,190
Receivables:
Reinsurance                                                 105,409
Amounts due from brokers                                     10,605
Other accounts receivable                                    26,092
Premiums due                                                  4,779

Total receivables                                           146,885

Accrued investment income                                   329,436
Deferred policy acquisition costs                         1,961,532
Deferred income taxes
                                                                  -
Other assets                                                 61,662
Assets held in segregated asset
accounts, primarily common stocks at market              14,120,026

Total assets                                            $40,794,357
                                                         ==========

See accompanying notes to consolidated financial statements.

PAGE 45
IDS LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET (continued)               Sept. 30, 1995

LIABILITIES AND STOCKHOLDER'S EQUITY

                                                        (Thousands)
                                                        (Unaudited)

Liabilities:
Fixed annuities--future policy benefits                 $20,472,909
Universal life-type insurance--future policy benefits     3,025,137
Traditional life insurance--future policy benefits          208,667
Disability income, health and long-term care
insurance--future policy benefits                           306,748
Policy claims and other policyholders' funds                 77,143
Deferred income taxes                                        53,331
Amounts due to brokers                                      166,933
Other liabilities                                           242,749
Liabilities related to segregated asset accounts         14,120,026

Total liabilities                                        38,673,643

Stockholder's equity:
Capital stock, $30 par value per share;
100,000 shares authorized, issued and outstanding             3,000
Additional paid-in capital                                  237,384
Net unrealized gain (loss) on investments                   113,751
Retained earnings                                         1,766,579

Total stockholder's equity                                2,120,714

Total liabilities and stockholder's equity              $40,794,357
                                                         ==========

Commitments and contingencies (Note 6)

See accompanying notes to consolidated financial statements.

PAGE 46
IDS LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME                  Nine months ended
                                                     Sept. 30, 1995

                                                        (Thousands)
                                                        (Unaudited)

Revenues:
Premiums:
Traditional life insurance                           $   37,668
Disability income and long-term care insurance           81,655

Total premiums                                          119,323

Policyholder and contractholder charges                 188,939
Management and other fees                               153,064
Net investment income                                 1,414,616
Net realized loss on investments                         (2,605)

Total revenues                                        1,873,337

Benefits and expenses:
Death and other benefits -- Traditional life
insurance                                                22,124
Death and other benefits -- Universal life-type
insurance and investment contracts                       51,555
Death and other benefits -- Disability income,
health and long-term care insurance                      13,091

Increase (decrease) in liabilities for future
policy benefits:
Traditional life insurance                               (1,714)
Disability income, health and
long-term care insurance                                 38,228
Interest credited on universal life-type
insurance and investment contracts                      975,033
Amortization of deferred policy acquisition costs       211,239
Other insurance and operating expenses                  156,771

Total benefits and expenses                           1,466,327

Income before income taxes                              407,010

Income taxes                                            141,560

Net income                                           $  265,450
                                                      =========

See accompanying notes to consolidated financial statements.

PAGE 47
IDS LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS              Nine months ended
                                                    Sept. 30, 1995

                                                        (Thousands)
                                                        (Unaudited)
Cash flows from operating activities:
Net income                                           $  265,450
Adjustments to reconcile net income to
net cash provided by operating activities:
Issuance--Policy loans, excluding universal
life-type insurance:                                    (35,332)
Repayment--Policy loans, excluding universal
life--type insurance                                     26,993
Change in reinsurance receivable                        (25,305)
Change in other accounts receivable                      23,653
Change in accrued investment income                     (11,926)
Change in deferred policy acquisition costs, net       (124,744)
Change in liabilities for future policy
benefits for traditional life, disability income,
health and long-term care insurance                      64,584
Change in policy claims and other policyholders' funds   27,075
Change in deferred income taxes                         (32,318)
Change in other liabilities                             (49,153)
Amortization of premium (accretion
of discount), net                                       (19,620)
Net loss on investments                                   2,605
Premiums related to universal life--type insurance      339,747
Surrenders and death benefits related to
universal life--type insurance                         (228,266)
Interest credited to account balances related
to universal life--type insurance                       121,324
Policyholder and contractholder charges, non-cash      (103,768)
Other, net                                                3,300

Net cash provided by operating activities             $ 244,299

See accompanying notes to consolidated financial statements.

PAGE 48
IDS LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS (continued)  Nine months ended
                                                    Sept. 30, 1995

                                                        (Thousands)
                                                        (Unaudited)
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                            $   (443,661)
Maturities, sinking fund payments and calls               485,070
Sales                                                     175,616
Fixed maturities available for sale:
Purchases                                              (1,831,133)
Maturities, sinking fund payments and calls               553,582
Sales                                                      50,031
Other investments, excluding policy loans:
Purchases                                                (505,182)
Sales                                                     124,229
Change in amounts due from brokers                         (2,672)
Change in amounts due to brokers                          (59,805)

Net cash used in investing activities                  (1,453,925)

Cash flows from financing activities:
Activity related to investment contracts:
Considerations received                                 2,338,090
Surrenders and death benefits                          (2,080,869)
Interest credited to account balances                     853,709
Universal life-type insurance policy loans:
Issuance                                                  (63,768)
Repayment                                                  39,880
Cash dividend to parent                                  (140,000)

Net cash provided by financing activities                 947,042

Net increase (decrease) in cash and
cash equivalents                                         (262,584)

Cash and cash equivalents at
beginning of period                                       267,774

Cash and cash equivalents at
end of period                                        $      5,190
                                                       ==========

See accompanying notes to consolidated financial statements.

PAGE 49
IDS LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Sept. 30, 1995 ($ Thousands) (Unaudited)

1.   General

In the opinion of the management of IDS Life Insurance Company (the Company), the accompanying unaudited consolidated financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly its balance sheet as of Sept. 30, 1995, statements of income for the nine months ended Sept. 30, 1995 and statements of cash flows for the nine months ended Sept. 30, 1995.

The Company is a wholly owned subsidiary of American Express Financial Corporation which is a wholly owned subsidiary of American Express Company. The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, IDS Life Insurance Company of New York, American Enterprise Life Insurance Company, American Centurion Life Assurance Company and American Partners Life Insurance Company.
All material intercompany accounts and transactions have been eliminated in consolidation.

2.  Nature of business

The Company is engaged in the life insurance and annuity business. The Company sells various forms of fixed and variable individual life insurance, group life insurance,individual and group disability income insurance, long-term care insurance, and single and installment premium fixed and variable annuities.

3.  Statements of cash flows

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents.
These securities are carried principally at amortized cost which approximates market value.

Cash paid for interest on borrowings totaled $4,568 and $1,382 for the nine months ended Sept. 30, 1995 and 1994, respectively. Cash paid for income taxes totaled $157,199 and $168,352 for the nine months ended Sept. 30, 1995 and 1994, respectively.

4.  Commitments and contingencies

Commitments for purchases of investments in the ordinary course of business at Sept. 30, 1995 aggregated $423,938.

The maximum amount of risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The excesses are reinsured with other life insurance companies on a yearly renewable term basis.

The Company is a defendant in various lawsuits, none of which, in the opinion of the Company counsel, will result in a material liability.

PAGE 50
IDS LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                         Dec. 31,             Dec. 31,
ASSETS                                                      1994                1993
                                                                   (Thousands)
Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1994, $10,694,800)                                       $11,269,861         $        -
Available for sale, at fair value (Amortized cost:
1994, $8,459,128)                                          8,017,555                  -
Investment securities, at amortized cost (Fair value:
1993, $20,425,979)                                                -           19,392,424
Mortgage loans on real estate
(Fair value: 1994, $2,342,520; 1993, $2,125,686)           2,400,514           2,055,450
Policy loans                                                 381,912             350,501
Other investments                                             51,795              56,307

Total investments                                         22,121,637          21,854,682

Cash and cash equivalents                                    267,774             146,281
Receivables:
Reinsurance                                                   80,304              55,298
Amounts due from brokers                                       7,933               5,719
Other accounts receivable                                     49,745              21,459
Premiums due                                                   1,594               1,329
Total receivables                                            139,576              83,805

Accrued investment income                                    317,510             307,177
Deferred policy acquisition costs                          1,865,324           1,652,384
Deferred income taxes                                        124,061                   -
Other assets                                                  30,426              21,730
Assets held in segregated asset
accounts, primarily common stocks at market               10,881,235           8,991,694

Total assets                                             $35,747,543         $33,057,753
                                                          ==========          ==========

See accompanying notes to consolidated financial statements.
/TABLE

PAGE 51

IDS LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS (continued)

                                                          Dec. 31,            Dec. 31,
LIABILITIES AND STOCKHOLDER'S EQUITY                         1994               1993
                                                                   (Thousands)
Liabilities:
Fixed annuities--future policy benefits                  $19,361,979         $18,492,135
Universal life-type insurance--future policy benefits      2,896,100           2,753,455
Traditional life insurance--future policy benefits           206,754             210,205
Disability income, health and long-term care
insurance--future policy benefits                            244,077             185,272
Policy claims and other policyholders' funds                  50,068              44,516
Deferred income taxes                                              -              43,620
Amounts due to brokers                                       226,737             351,486
Other liabilities                                            291,902             292,024
Liabilities related to segregated asset accounts          10,881,235           8,991,694

Total liabilities                                         34,158,852          31,364,407

Stockholder's equity:
Capital stock, $30 par value per share;
100,000 shares authorized, issued and outstanding              3,000               3,000
Additional paid-in capital                                   222,000             222,000
Net unrealized gain (loss) on investments                   (275,708)                114
Retained earnings                                          1,639,399           1,468,232

Total stockholder's equity                                 1,588,691           1,693,346

Total liabilities and stockholder's equity               $35,747,543         $33,057,753
                                                          ==========          ==========

Commitments and contingencies (Note 6)

See accompanying notes to consolidated financial statements.
/TABLE

PAGE 52

IDS LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

                                                                Years ended Dec. 31,
                                                            1994          1993           1992
                                                                      (Thousands)
Revenues:
Premiums:
Traditional life insurance                           $   48,184    $   48,137     $   49,719
Disability income and long-term care insurance           96,456        79,108         64,660

Total premiums                                          144,640       127,245        114,379

Policyholder and contractholder charges                 219,936       184,205        156,368
Management and other fees                               164,169       120,139         84,591
Net investment income                                 1,781,873     1,783,219      1,616,821
Net loss on investments                                  (4,282)       (6,737)        (3,710)

Total revenues                                        2,306,336     2,208,071      1,968,449

Benefits and expenses:

Death and other benefits: Traditional life
insurance                                                28,263        32,136         34,139
Death and other benefits: Universal life-type
insurance and investment contracts                       52,027        49,692         42,174
Death and other benefits: Disability income,
health and long-term care insurance                      13,393        13,148         10,701

Increase (decrease) in liabilities for future
policy benefits:                                         (3,229)       (4,513)        (5,788)

Traditional life insurance
Disability income, health and long-term care insurance   37,912        32,528         27,172

Interest credited on universal life-type
insurance and investment contracts                    1,174,985     1,218,647      1,188,379
Amortization of deferred policy acquisition costs       280,372       211,733        140,159
Other insurance and operating expenses                  210,101       241,974        215,692

Total benefits and expenses                           1,793,824     1,795,345      1,652,628

Income before income taxes                              512,512       412,726        315,821

Income taxes                                            176,343       142,647        104,651

Net income                                           $  336,169    $  270,079     $  211,170
                                                      =========     =========      =========

See accompanying notes to consolidated financial statements.
/TABLE

PAGE 53

IDS LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                Years ended Dec. 31,
                                                         1994          1993           1992
                                                                      (Thousands)
Cash flows from operating activities:
Net income                                            $ 336,169     $ 270,079      $ 211,170
Adjustments to reconcile net income to
net cash provided by operating activities:
Issuance--Policy loans, excluding universal
life-type insurance                                     (37,110)      (35,886)       (32,881)
Repayment--Policy loans, excluding universal
life--type insurance                                     33,384        29,557         26,750
Change in reinsurance receivable                        (25,006)      (55,298)             -
Change in other accounts receivable                     (28,286)       (1,364)        (4,772)
Change in accrued investment income                     (10,333)      (22,057)       (15,853)
Change in deferred policy acquisition costs, net       (192,768)     (211,509)      (229,252)
Change in liabilities for future policy
benefits for traditional life, disability income,
health and long-term care insurance                      55,354        79,695         21,384
Change in policy claims and other policyholders' funds    5,552        (5,383)        (1,347)
Change in deferred income taxes                         (19,176)      (44,237)       (30,385)
Change in other liabilities                                (122)       56,515         88,997
Amortization of premium (accretion
of discount), net                                        30,921       (27,438)        (4,289)
Net loss on investments                                   4,282         6,737          3,710
Premiums related to universal life--type insurance      409,035       397,883        312,621
Surrenders and death benefits related to
universal life--type insurance                         (290,427)     (255,133)      (166,162)
Interest credited to account balances related
to universal life--type insurance                       150,955       156,885        161,873
Policyholder and contractholder charges, non-cash      (126,918)     (115,140)      (100,975)
Other, net                                               (8,974)       (1,907)       (10,647)

Net cash provided by operating activities             $ 286,532     $ 221,999      $ 229,942

See accompanying notes to consolidated financial statements.
/TABLE

PAGE 54

IDS LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

                                                                 Years ended Dec. 31,
                                                            1994          1993           1992
                                                                      (Thousands)
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                             $   (879,740)  $         -   $       -
Maturities, sinking fund payments and calls              1,651,762             -           -
Sales                                                       58,001             -           -
Fixed maturities available for sale:
Purchases                                               (2,763,278)            -           -
Maturities, sinking fund payments and calls              1,234,401             -           -
Sales                                                      374,564             -           -
Fixed maturities:
Purchases                                                        -    (6,548,852) (6,590,279)
Maturities, sinking fund payments and calls                      -     3,934,055   2,696,239
Sales                                                            -       487,983   1,011,093
Other investments, excluding policy loans:
Purchases                                                 (634,807)     (553,694)   (411,069)
Sales                                                      243,862       123,352      67,097
Change in amounts due from brokers                          (2,214)       14,483     289,335
Change in amounts due to brokers                          (124,749)       92,832      42,182

Net cash used in investing activities                     (842,198)   (2,449,841) (2,895,402)

Cash flows from financing activities:
Activity related to investment contracts:
Considerations received                                  3,157,778     2,843,668   2,821,069
Surrenders and death benefits                           (3,311,965)   (1,765,869) (1,168,633)
Interest credited to account balances                    1,024,031     1,071,917   1,026,506
Universal life-type insurance policy loans:
Issuance                                                   (78,239)      (70,304)    (72,007)
Repayment                                                   50,554        46,148      40,351
Capital contribution from parent                                 -       200,000           -
Cash dividend to parent                                   (165,000)      (25,000)    (20,000)

Net cash provided by financing activities                  677,159     2,300,560   2,627,286

Net increase (decrease) in cash and
cash equivalents                                           121,493        72,718     (38,174)

Cash and cash equivalents at
beginning of year                                          146,281        73,563     111,737

Cash and cash equivalents at
end of year                                            $   267,774   $   146,281  $   73,563
                                                       ===========   ===========   ==========

See accompanying notes to consolidated financial statements.
/TABLE

PAGE 55
IDS LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ Thousands)
Dec. 31, 1994, 1993 and 1992

1.   Summary of significant accounting policies

Nature of business

IDS Life Insurance Company (the Company) is engaged in the insurance and annuity business. The Company sells various forms of fixed and variable individual life insurance, group life insurance, individual and group disability income insurance, long-term care insurance, and single and installment premium fixed and variable annuities.

Basis of presentation

The Company is a wholly owned subsidiary of American Express Financial Corporation (formerly IDS Financial Corporation), which is a wholly owned subsidiary of American Express Company. The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, IDS Life Insurance Company of New York, American Enterprise Life Insurance Company and American Partners Life Insurance Company. All material intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities.

Investments

As of Jan. 1, 1994, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Under SFAS No. 115, fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are carried as a separate component of stockholder's equity. The effect of adopting SFAS No. 115 was to increase stockholder's equity by approximately $181 million, net of tax, as of Jan. 1, 1994, but the adoption had no impact on the Company's net income.

Management determines the appropriate classification of fixed maturities at the time of purchase and reevaluates the classification at each balance sheet date.

PAGE 56
1.   Summary of significant accounting policies (continued)

Mortgage loans on real estate are carried principally at the unpaid principal balances of the related loans. Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies. Other investments include interest rate caps and equity securities. When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income. Equity securities are carried at market value and the related net unrealized appreciation or depreciation is reported as a credit or charge to stockholder's equity.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Statement of cash flows

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents.
These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the consolidated statement of cash flows for the years ended Dec. 31 is summarized as follows:

                                       1994      1993      1992
Cash paid during the year for:

Income taxes                         $226,365  $188,204  $140,445
Interest on borrowings                  1,553     2,661     1,265

Recognition of profits on annuity contracts and insurance policies

The Company issues single premium deferred annuity contracts that provide for a service fee (surrender charge) at annually decreasing rates upon withdrawal of the annuity accumulation value by the contract owner. No sales fee is deducted from the contract considerations received on these contracts ("no load" annuities). All of the Company's single premium deferred annuity contracts provide for crediting the contract owners' accumulations at specified rates of interest. Such rates are revised by the Company from time to time based on changes in the market investment yield rates for fixed-income securities.

PAGE 57
1.   Summary of significant accounting policies (continued)

Profits on single premium deferred annuities and installment annuities are recognized by the Company over the lives of the contracts and represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income, health and long-term care insurance policies are recognized as revenue when collected or due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Deferred policy acquisition costs

The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for single premium deferred annuities and installment annuities are amortized based upon surrender charge revenue and a portion of the excess of investment income earned from investment of the contract considerations over the interest credited to contract owners. The costs for universal life-type insurance are amortized over the lives of the policies as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income, health and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Liabilities for future policy benefits

Liabilities for universal life-type insurance, single premium deferred annuities and installment annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on the Progressive Annuity Table with interest at 5 percent, the 1971 Individual Annuity Table with interest at 7 percent or 8.25 percent, or the 1983a Table with various interest rates ranging from 5.5 percent to 9.5 percent, depending on year of issue.

Liabilities for future benefits on traditional life insurance have been computed principally by the net level premium method, based on anticipated rates of mortality (approximating the 1965-1970 Select and Ultimate Basic Table for policies issued after 1980 and the 1955-1960 Select and Ultimate Basic Table for policies issued prior

PAGE 58
1.   Summary of significant accounting policies (continued)

to 1981) and the 1975-1980 Select and Ultimate Basic Table for term insurance policies issued after 1984, policy persistency derived from Company experience data (first year rates ranging from approximately 70 percent to 90 percent and increasing rates thereafter), and estimated future investment yields of 4 percent for policies issued before 1974 and 5.25 percent for policies issued from 1974 to 1980. Cash value plans issued in 1980 and later assume future investment rates that grade from 9.5 percent to 5 percent over 20 years. Term insurance issued from 1981 to 1984 assumes an 8 percent level investment rate, term insurance issued from 1985-1993 assumes investment rates that grade from 10 percent to 6 percent over 20 years and term insurance issued after 1993 assumes investment rates that grade from 8.7 percent to 6.57 percent over 7 years.

Liabilities for future disability income policy benefits have been computed principally by the net level premium method, based on the 1964 Commissioners Disability Table with the 1958 Commissioners Standard Ordinary Mortality Table at 3 percent interest for 1980 and prior, 8 percent interest for persons disabled from 1981 to 1991, 7.7 percent interest for persons disabled in 1992 and 6 percent interest for persons disabled after 1992.

Liabilities for future benefits on long-term care insurance have been computed principally by the net level premium method, using morbidity rates based on the 1985 National Nursing Home Survey and mortality rates based on the 1983a Table. The interest rate basis is 9.5 percent grading to 7 percent over ten years for policies issued from 1989 to 1992, 7.75 percent grading to 7 percent over four years for policies issued after 1992, 8 percent for claims incurred in 1989 to 1991, 7.7 percent for claims incurred in 1992 and 6.7 percent for claims incurred after 1992.

Reinsurance

The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Graded premium whole life policies and long term care are primarily reinsured on a coinsurance basis.

Federal income taxes

The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between American Express Financial Corporation and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It

PAGE 59
1.   Summary of significant accounting policies (continued)

is the policy of American Express Financial Corporation and its subsidiaries that American Express Financial Corporation will reimburse a subsidiary for any tax benefit.

Included in other receivables at Dec. 31, 1994 is $22,034 receivable from American Express Financial Corporation for federal income taxes. Included in other liabilities at Dec.31, 1993 is $14,709 payable to American Express Financial Corporation for federal income taxes.

Segregated asset account business

The segregated asset account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management and mortality and expense assurance fees from the variable annuity and variable life insurance mutual funds and segregated asset accounts. The Company also deducts a monthly cost of insurance charge and receives a minimum death benefit guarantee fee and issue and administrative fee from the variable life insurance segregated asset accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the segregated asset accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the segregated asset accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company guarantees, for the variable life insurance policyholders, the contractual insurance rate and that the death benefit will never be less than the death benefit at the date of issuance.

Reclassification

Certain 1993 and 1992 amounts have been reclassified to conform to the 1994 presentation.

2.   Investments

Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, preview of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

PAGE 60
2.   Investments (continued)

Net gain (loss) on investments for the years ended Dec.31 is summarized as follows:

                           1994        1993        1992

Fixed maturities        $(1,575)   $ 20,583    $ 22,075
Mortgage loans           (3,013)    (25,056)    (13,444)
Other investments           306      (2,264)    (12,341)
                          -----       -----      ------
                        $(4,282)   $ (6,737)   $ (3,710)
                          =====       =====      ======

Changes in net unrealized appreciation (depreciation) of investments for the years ended Dec. 31 are summarized as follows:

                          1994          1993       1992
Fixed maturities:
Held to maturity      $(1,329,740)  $       -- $       --
Available for sale       (720,449)          --         --
Investment securities         ---      323,060   (128,683)

Equity securities          (2,917)        (156)       300

The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at Dec. 31, 1994 are as follows:

                                             Gross         Gross
                            Amortized      Unrealized    Unrealized       Fair
Held to maturity               Cost          Gains         Losses         Value
U.S. Government
agency obligations       $    21,500     $     43       $  4,372   $    17,171
State and municipal
obligations                    9,687          132             --         9,819
Corporate bonds
and obligations            8,806,707      100,468        459,568     8,447,607
Mortgage-backed
securities                 2,431,967       10,630        222,394     2,220,203
                          ----------      -------        -------    ----------
                         $11,269,861     $111,273       $686,334   $10,694,800
                          ==========      =======        =======    ==========

                                             Gross         Gross
                            Amortized      Unrealized    Unrealized       Fair
Available for sale             Cost          Gains         Losses         Value

U.S. Government
agency obligations        $  128,093      $   756       $  1,517    $  127,332
State and municipal
obligations                   11,008          702             --        11,710
Corporate bonds
and obligations            1,142,321       24,166          7,478     1,159,009
Mortgage-backed
securities                 7,177,706        9,514        467,716     6,719,504
                           ---------       ------        -------     ---------
Total fixed maturities     8,459,128       35,138        476,711     8,017,555

Equity securities              4,663           --          2,757         1,906
                           ---------       ------        -------     ---------
                          $8,463,791      $35,138       $479,468    $8,019,461
                           =========       ======        =======     =========
/TABLE

PAGE 61
2.   Investments (continued)

The change in net unrealized gain (loss) on available for sale securities included as a separate component of stockholder's equity was $(275,822) in 1994.

The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities carried at amortized cost at Dec. 31, 1993 are as follows:

                                             Gross         Gross
                            Amortized      Unrealized    Unrealized       Fair
                               Cost          Gains         Losses         Value
U.S. Government
agency obligations       $    63,532   $    3,546       $  1,377   $    65,701
State and municipal
obligations                   11,072        2,380             --        13,452
Corporate bonds
and obligations            9,339,297      768,747         22,929    10,085,115
Mortgage-backed
securities                 9,978,523      341,067         57,879    10,261,711
                          ----------    ---------        -------    ----------
                         $19,392,424   $1,115,740       $ 82,185   $20,425,979
                          ==========    =========        =======    ==========

At Dec. 31, 1993, net unrealized appreciation on equity securities included $160 of gross unrealized appreciation, $nil of gross unrealized depreciation and deferred tax credits of $46. The fair value of equity securities was $1,900 at Dec. 31, 1993.

The amortized cost and fair value of investments in fixed maturities at Dec. 31, 1994 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                               Amortized              Fair
Held to maturity                    Cost             Value

Due in one year or less      $   108,056       $   109,228
Due from one to five years     1,412,335         1,423,394
Due from five to ten years     5,467,826         5,245,742
Due in more than ten years     1,849,677         1,696,233
Mortgage-backed securities     2,431,967         2,220,203
                              ----------        ----------
                             $11,269,861       $10,694,800
                              ==========        ==========

                               Amortized              Fair
Available for sale                  Cost             Value

Due from one to five years    $  757,160        $  756,842
Due from five to ten years       433,717           449,057
Due in more than ten years        90,545            92,152
Mortgage-backed securities     7,177,706         6,719,504
                               ---------         ---------
                              $8,459,128        $8,017,555
                               =========         =========

PAGE 62
2.   Investments (continued)

During the year ended Dec. 31, 1994, fixed maturities classified as held to maturity were sold with proceeds of $58,001 and gross realized gains and losses on such sales were $226 and $3,515, respectively. The sale of these fixed maturities was due to credit deterioration.

In addition, fixed maturities available for sale were sold during 1994 with proceeds of $374,564 and gross realized gains and losses on such sales were $1,861 and $7,602, respectively.

Proceeds from sales of investments in fixed maturities during 1993 were $487,983. During 1993, gross gains of $48,499 and gross losses of $43,039, respectively, were realized on those sales.

At Dec. 31, 1994, bonds carried at $6,536 were on deposit with various states as required by law.

Net investment income for the years ended Dec. 31 is summarized as follows:

                                  1994         1993        1992

Interest on fixed maturities   $1,556,756  $1,589,802  $1,449,234
Interest on mortgage loans        196,521     175,063     148,693
Other investment income            38,366      29,345      24,281
Interest on cash equivalents        6,872       2,137       5,363
                                ---------   ---------   ---------
                                1,798,515   1,796,347   1,627,571
Less investment expenses           16,642      13,128      10,750
                                ---------   ---------   ---------
                               $1,781,873  $1,783,219  $1,616,821
                                =========   =========   =========

At Dec. 31, 1994, investments in fixed maturities comprised 87 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at cost approximately $1.7 billion which are rated by American Express Financial Corporation internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on Dec. 31 is as follows:

PAGE 63
2.   Investments (continued)

Rating                    1994               1993

Aaa/AAA               $ 9,708,047        $ 9,959,884
Aa/AA                     242,914            258,659
Aa/A                      119,952            160,638
A/A                     2,567,947          2,021,177
A/BBB                     725,755            654,949
Baa/BBB                 3,849,188          3,936,366
Baa/BB                    796,063            717,606
Below investment
grade                   1,719,123          1,683,145
                       ----------         ----------
                      $19,728,989        $19,392,424
                       ==========         ==========

At Dec. 31, 1994, 97 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than 1 percent of the Company's total investments in fixed maturities.

At Dec. 31, 1994, approximately 10.9 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate at Dec. 31, 1994 and 1993 are as follows:

                                 Dec. 31, 1994               Dec. 31, 1993
                           On Balance   Commitments    On Balance  Commitments
    Region                    Sheet     to Purchase       Sheet    to Purchase
East North Central         $  581,142    $ 62,291    $  552,150    $ 20,933
West North Central            257,996       7,590       361,704      16,746
South Atlantic                597,896      63,010       452,679      52,440
Middle Atlantic               408,940      34,478       260,239      41,090
New England                   209,867      23,087       155,214      17,620
Pacific                       138,900          --       120,378      15,492
West South Central             50,854          --        43,948         525
East South Central             67,503          --        73,748          --
Mountain                      122,668      18,750        70,410      14,594
                            ---------     -------     ---------     -------
                            2,435,766     209,206     2,090,470     179,440
Less allowance for losses      35,252          --        35,020          --
                            ---------     -------     ---------     -------
                           $2,400,514    $209,206    $2,055,450    $179,440
                            =========     =======     =========     =======

                                 Dec. 31, 1994               Dec. 31, 1993
                           On Balance   Commitments    On Balance  Commitments
    Property type             Sheet     to Purchase       Sheet    to Purchase

Apartments                 $  904,012    $ 56,964    $  744,788    $ 79,153
Department/retail stores      802,522      88,325       624,651      65,402
Office buildings              321,761      21,691       234,042      15,583
Industrial buildings          232,962      18,827       217,648       9,279
Nursing/retirement homes       89,304       4,649        83,768         917
Hotels/motels                  32,666          --        33,138          --
Medical buildings              36,490      15,651        30,429       5,954
Residential                        20          --            78          --
Other                          16,029       3,099       121,928       3,152
                            ---------     -------     ---------     -------
                            2,435,766     209,206     2,090,470     179,440
Less allowance for losses      35,252          --        35,020          --
                            ---------     -------     ---------     -------
                           $2,400,514    $209,206    $2,055,450    $179,440
                            =========     =======     =========     =======
/TABLE

PAGE 64
2.   Investments (continued)

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

3.   Income taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Income tax expense consists of the following:

                            1994        1993        1992

Federal income taxes:
Current                  $186,508    $180,558    $130,998
Deferred                  (19,175)    (44,237)    (30,385)
                          -------     -------     -------
                          167,333     136,321     100,613

State income
taxes-current               9,010       6,326       4,038
                          -------     -------     -------
Income tax expense       $176,343    $142,647    $104,651
                          =======     =======     =======

Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                   1994                 1993                 1992
                            Provision   Rate     Provision   Rate     Provision   Rate
Federal income taxes based
on the statutory rate        $179,379   35.0%     $144,454   35.0%     $107,379   34.0%
Increases (decreases)
are attributable to:
Tax-excluded interest
and dividend income            (9,939)  (2.0)      (11,002)  (2.7)       (8,209)  (2.6)
Other, net                     (2,107)  (0.4)        2,869    0.7         1,443    0.4
                              -------    ---       -------    ---        ------    ---
Federal income taxes         $167,333   32.6%     $136,321   33.0%     $100,613   31.8%
                               ======    ===        ======    ===        ======    ===

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At Dec. 31, 1994, the Company had a policyholders' surplus account balance of

PAGE 65
3.   Income taxes (continued)

$19,032. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $6,661 have not been established because no distributions of such amounts are contemplated.

Significant components of the Company's deferred tax assets and liabilities as of Dec. 31 are as follows:

                                      1994          1993

Deferred tax assets:
Policy reserves                     $533,433     $453,436
Investments                          116,736           --
Life insurance guarantee
fund assessment reserve               32,235       35,000
                                     -------      -------
Total deferred tax assets            682,404      488,436

Deferred tax liabilities:
Deferred policy acquisition costs    553,722      509,868
Investments                               --       10,151
Other                                  4,621       12,037
                                     -------      -------
Total deferred tax
liabilities                          558,343      532,056
                                     -------      -------
Net deferred tax assets
(liabilities)                       $124,061     $(43,620)
                                     =======       =======

The Company is required to establish a "valuation allowance" for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

4.   Stockholder's equity

Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,020,981 as of Dec. 31, 1994 and $922,246 as of Dec. 31, 1993
(see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1995 in excess of approximately $288,601 would require approval of the Department of Commerce of the State of Minnesota.

PAGE 66
4.   Stockholder's equity (continued)

Statutory net income for 1994, 1993 and 1992 and capital and surplus as of Dec. 31, 1994, 1993 and 1992 are summarized as follows:

                                       1994         1993      1992

Statutory net income             $  294,699   $  275,015  $180,296
Statutory capital and surplus     1,261,958    1,157,022   714,942

Dividends paid to American Express Financial Corporation were
$165,000 in 1994, $25,000 in 1993 and $20,000 in 1992.

5.   Related party transactions

The Company has loaned funds to American Express Financial Corporation under three loan agreements. The balance of the first loan was $40,000 and $75,000 at Dec. 31, 1994 and 1993, respectively. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. It is collateralized by equities valued at $110,034 at Dec. 31, 1994. The second loan was used to fund the construction of the IDS Operations Center. This loan was paid off during 1994 and had an outstanding balance of $84,588 at Dec. 31, 1993. The loan was secured by a first lien on the IDS Operations Center property and had an interest rate of 9.89 percent. The Company also had a loan to an affiliate which was used to fund construction of the IDS Learning Center. This loan was sold to the parent during 1994 and the balance outstanding was $22,573 at Dec. 31, 1993. The loan was secured by a first lien on the IDS Learning Center property and had an interest rate of 9.82 percent. Interest income on the above loans totaled $2,894, $11,116 and $10,711 in 1994, 1993 and 1992, respectively.

The Company purchased a five year secured note from an affiliated company which had an outstanding balance of $23,333 and $27,222 at Dec. 31, 1994 and 1993, respectively. The note bears a fixed rate of 8.42 percent. Interest income on the above note totaled $2,278, $2,605 and $2,278 in 1994, 1993 and 1992, respectively.

The Company has a reinsurance agreement whereby it assumed 100 percent of a block of single premium life insurance business from an affiliated company. The accompanying consolidated balance sheet at Dec. 31, 1994 and 1993 includes $765,366 and $759,714, respectively, of future policy benefits related to this agreement.

The accompanying consolidated statement of income includes revenue from policyholder charges of $8, $21 and $109, and expenses of $6,912, $4,931 and $5,897 related to this agreement for 1994, 1993 and 1992, respectively.

PAGE 67
5.   Related party transactions (continued)

The Company has a reinsurance agreement to cede 50 percent of its long-term care insurance business to an affiliated company. The accompanying consolidated balance sheet at Dec. 31, 1994 and 1993 includes $65,123 and $44,086, respectively, of reinsurance receivables related to this agreement. Premiums ceded amounted to $20,360, $16,230 and $12,499 and reinsurance recovered from reinsurers amounted to $62, $404 and $250 for the years ended Dec. 31, 1994, 1993 and 1992, respectively.

The Company participates in the retirement plan of American Express Financial Corporation which covers all permanent employees age 21 and over who have met certain employment requirements. The benefits are based on years of service and the employee's monthly average of basic annual salary rates in effect on January 1 or such other date at determined by American Express Financial Corporation of the highest five consecutive annual salaries of the last 10 years. American Express Financial Corporation's policy is to fund retirement plan costs accrued subject to ERISA and federal income tax considerations. The Company's share of the total net periodic pension cost was $nil in 1994, 1993 and 1992.

The Company also participates in defined contribution pension plans of American Express Financial Corporation which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1994, 1993 and 1992 were $957, $2,008 and $1,826, respectively.

The Company participates in defined benefit health care plans of American Express Financial Corporation that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of American Express Financial Corporation. American Express Financial Corporation expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis. At Dec. 31, 1994, the total accumulated post retirement benefit obligation, determined in accordance with SFAS 106 and based on an assumed interest rate of 8.75 percent and a health care cost trend rate of 7 percent, has been recorded as a liability by American Express Financial Corporation.

Charges by American Express Financial Corporation for use of joint facilities, marketing services and other services aggregated $335,183, $243,346 and $204,675 for 1994, 1993 and 1992,
respectively. Certain of these costs are included in deferred policy acquisition costs. In addition, the Company rents its home office space from American Express Financial Corporation on an annual renewable basis. Such rentals aggregated $965, $4,513 and $4,074 for 1994, 1993 and 1992, respectively.

PAGE 68
6.   Commitments and contingencies

At Dec. 31, 1994 and 1993, traditional life insurance and universal life-type insurance in force aggregated $52,666,567 and $46,125,515, respectively, of which $3,246,608 and $3,038,426 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income policies. Under the agreements, premiums ceded to reinsurers amounted to $29,489, $28,276 and $24,222 and reinsurance recovered from reinsurers amounted to $5,505, $3,345 and $6,766 for the years ended Dec. 31, 1994, 1993 and 1992.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company is a defendant in various lawsuits, none of which, in the opinion of the Company counsel, will result in a material liability.

The Company settled all remaining IRS audit issues for the tax years 1984 through 1986 in September of 1994. There was no material impact as a result of this audit. Also, the IRS is currently auditing the Company's 1987 through 1989 tax years. Management does not believe there will be a material impact as a result of this audit.

7.   Lines of credit

The Company has available lines of credit with three banks aggregating $100,000 at 40 to 80 basis points over the banks' cost of funds or equal to the prime rate, depending on which line of credit agreement is used. Borrowings outstanding under these agreements were $nil and $1,519 at Dec. 31, 1994 and 1993, respectively.

8.   Derivative financial instruments

The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company manages risks associated with these instruments as described below. The Company does not hold derivative instruments for trading purposes.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

PAGE 69
8.   Derivative financial instruments (continued)

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit exposure related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

Credit exposure related to interest rate caps is measured by the
replacement cost of the contracts.   The replacement cost
represents the fair value of the instruments. Financial futures contracts are settled in cash daily.

                                     Notional     Carrying                Total Credit
Assets                                Amount       Value     Fair Value     Exposure
Financial futures contracts       $  159,800     $ 2,072     $ 2,072       $     -
Interest rate caps                 4,400,000      29,054      42,365        42,365
                                   ---------      ------      ------        ------
                                  $4,559,800     $31,126     $44,437       $42,365
                                   =========      ======      ======        ======

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The financial futures contracts expire in 1995. The interest rate caps expire on various dates from 1995 to 1999.

Financial futures contracts and interest rate caps are used principally to manage the Company's exposure to rising interest rates. These instruments are used primarily to protect the margin between interest rate earned on investments and the interest rate credited to related annuity contract holders.

Changes in the fair value of financial futures contracts are accounted for as adjustments to the carrying amount of the hedged investments and amortized over the remaining lives of such investments. The cost of interest rate caps is amortized to interest expense over the life of the contracts and payments received as a result of these agreements are recorded as a reduction of interest expense when realized. The amortized cost of interest rate cap contracts is included in other investments.

9.   Fair values of financial instruments

The Company is required to disclose fair value information for most on- and off-balance sheet financial instruments for which it is practical to estimate that value. Certain financial instruments such as life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are

PAGE 70
9.   Fair values of financial instruments (continued)

excluded from required disclosure. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                          1994                             1993

                             Carrying         Fair            Carrying            Fair
Financial Assets               Value          Value             Value             Value
Investments:
Fixed maturities (Note 2):
Held to maturity          $11,269,861    $10,694,800      $        --       $        --
Available for sale          8,017,555      8,017,555               --                --
Investment securities              --             --       19,392,424        20,425,979
Mortgage loans on
real estate (Note 2)        2,400,514      2,342,520        2,055,450         2,125,686
Other:
Equity securities (Note 2)      1,906          1,906            1,900             1,900
Derivative financial
instruments (Note 8)           31,126         44,437           26,923            14,201
Cash and cash equivalents
(Note 1)                      267,774        267,774          146,281           146,281
Assets held in segregated
asset accounts (Note 1)    10,881,235     10,881,235        8,991,694         8,991,694

Financial Liabilities
Future policy benefits
for fixed annuities        18,325,870     17,651,897       17,519,876        16,881,747
Liabilities related to
segregated asset accounts  10,398,861      9,943,672        8,645,418         8,305,209

At Dec. 31, 1994 and 1993, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $971,897 and $913,127, respectively, and policy loans of $64,212 and $59,132, respectively. The fair value of these benefits is based on the status of the annuities at Dec. 31, 1994 and 1993. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at the rate appropriate for contracts issued in 1994 and 1993.

At Dec. 31, 1994 and 1993 the fair value of liabilities related to segregated asset accounts is estimated as the carrying amount less variable insurance contracts carried at $482,374 and $346,276, respectively, and surrender charges, if applicable.

10.  Segment information

The Company's operations consist of two business segments; first, individual and group life insurance, disability income, health and long-term care insurance, and second, annuity products designed for individuals, pension plans, small businesses and employer-sponsored groups. The consolidated statement of income for the years ended Dec. 31, 1994, 1993 and 1992 and total assets at Dec. 31, 1994,
1993 and 1992 by  segment are summarized as follows:
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PAGE 71

                                      1994           1993           1992
Net investment income:
Life, disability income,
health and long-term
care insurance                  $  247,047     $  250,224     $  246,676
Annuities                        1,534,826      1,532,995      1,370,145
                                 ---------      ---------      ---------
                                $1,781,873     $1,783,219     $1,616,821
                                 =========      =========      =========
Premiums, charges and fees:
Life, disability income,
health and long-term
care insurance                    $335,375       $281,284       $250,386
Annuities                          193,370        143,876        104,952
                                   -------        -------        -------
                                  $528,745       $425,160       $355,338
                                   =======        =======        =======

Income before income taxes:
Life, disability income,
health and long-term
care insurance                    $122,677       $104,127       $ 96,215
Annuities                          394,117        315,336        223,316
Net loss
on investments                      (4,282)        (6,737)        (3,710)
                                   -------        -------        -------
                                  $512,512       $412,726       $315,821
                                   =======        =======        =======

Total assets:
Life, disability income,
health and long-term
care insurance                 $ 5,269,188    $ 4,810,145    $ 4,093,778
Annuities                       30,478,355     28,247,608     23,201,995
                                ----------     ----------     ----------
                               $35,747,543    $33,057,753    $27,295,773
                                ==========     ==========     ==========

Allocations of net investment income and certain general expenses are based on various assumptions and estimates.

Assets are not individually identifiable by segment and have been allocated principally based on the amount of future policy benefits by segment.

Capital expenditures and depreciation expense are not material, and consequently, are not reported.

PAGE 72
Report of Independent Auditors
The Board of Directors
IDS Life Insurance Company


We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 1994 and 1993 and the related consolidated statements of income and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1994 and 1993, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain investments in debt and equity securities in 1994.



Ernst & Young LLP

Minneapolis, Minnesota
February 3, 1995
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STATEMENT OF DIFFERENCES

Difference                      Description

1)  Headings.                   1)  The headings in the
                                    prospectus are placed
                                    in a strip at the top
                                    of the page.

2)  Footnotes for charts and    2)  The footnotes for each
    graphs are described at         chart or graph are typed
    the left margin.                below the description of
                                    the chart or graph.